        As filed with the Securities and Exchange Commission on or about
                               February 26, 2003

                                                     1933 Act File No. 002-78808
                                                     1940 Act File No. 811-03541
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                   [ ]

                         Pre-Effective Amendment No. ___                [ ]

                         Post-Effective Amendment No. 42                [X]

                                     and/or

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

                                Amendment No. 43                        [X]

                              ASSET MANAGEMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                             230 WEST MONROE STREET
                             CHICAGO, ILLINOIS 60606
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 214-1410

(Name and Address of Agent for Service)                     Copy to:

   EDWARD E. SAMMONS, JR., PRESIDENT                 CATHY G. O'KELLY, ESQ.
         ASSET MANAGEMENT FUND                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
        230 WEST MONROE STREET                      222 NORTH LASALLE STREET
        CHICAGO, ILLINOIS 60606                   CHICAGO, ILLINOIS 60601-1003

It is proposed that this filing will become effective (check appropriate box)

                       [ ] immediately upon filing pursuant to paragraph (b); or
                       [X] on March 1, 2003 pursuant to paragraph (b); or
                       [ ] 60 days after filing pursuant to paragraph (a)(1); or
                       [ ] on (date) pursuant to paragraph (a)(1); or
                       [ ] 75 days after filing pursuant to paragraph (a)(2); or
                       [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

                       [ ] this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

[AMF LOGO]  Asset Management Fund

                                              - U.S. Government Mortgage Fund

                                    - Intermediate Mortgage Fund

                           - Short U.S. Government Fund

                  - Ultra Short Fund
                  - Adjustable Rate Mortgage (ARM) Fund

        - Money Market Fund

PROSPECTUS MARCH 1, 2003

MANAGED BY SHAY ASSETS MANAGEMENT, INC.

Dear Investor:

The Asset Management Fund was conceived to provide financial institutions including Banks, Savings Institutions and Credit Unions with high quality, professionally managed assets for effective financial management. As you review this Prospectus, you will note that the Fund's investment objectives are designed to comply with the regulatory guidelines necessary for investment by these financial institutions.

Today a growing number of institutional investors have become AMF shareholders recognizing the benefits of a disciplined investment approach emphasizing high quality mortgage-related and government securities. The AMF Funds provide investors with a full range of opportunities, from enhanced cash management and short-term investing for the liquidity portfolio to longer-term investments designed to provide exposure to attractive asset classes.

For over 20 years investors have turned to AMF as a key element of their portfolio management strategies. If you would like to learn more about the Asset Management Fund, current performance information or to speak with one of our portfolio managers, you are welcome to call the Fund toll free at 1-800-527-3713.

Sincerely,

/s/ RODGER D. SHAY                            /s/ EDWARD E. SAMMONS, JR.
Rodger D. Shay                                Edward E. Sammons, Jr.
Chairman of the Board                         President

                                                    PROVIDING INVESTMENT
                                                    OPPORTUNITIES COVERING THE
                                                    COMPLETE MATURITY RANGE OF
                                                    FIXED INCOME SECURITIES


March 1, 2003

--------------------------------------------------------------------------------
                                   PROSPECTUS

--------------------------------------------------------------------------------

                                   [AMF LOGO]
--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                       MONEY MARKET FUND, CLASS I SHARES*
                      ADJUSTABLE RATE MORTGAGE (ARM) FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                         U.S. GOVERNMENT MORTGAGE FUND

  The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. It is a federal
                         offense to suggest otherwise.

---------------
* Class D shares of the Money Market Fund are offered in a separate prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


FUND SUMMARIES..............................................    2
-----------------------------------------------------------------
     Money Market Fund, Class I Shares......................    2
     Adjustable Rate Mortgage (ARM) Fund....................    4
     Ultra Short Fund.......................................    6
     Short U.S. Government Fund.............................    8
     Intermediate Mortgage Fund.............................   10
     U.S. Government Mortgage Fund..........................   12

SUMMARY OF PRINCIPAL RISKS..................................   14
-----------------------------------------------------------------

INVESTMENT INFORMATION......................................   15
-----------------------------------------------------------------
     Principal Investment Strategies........................   15

TRUST AND FUND INFORMATION..................................   17
-----------------------------------------------------------------
     Investment Adviser.....................................   17
     Distributor............................................   17

NET ASSET VALUE.............................................   18
-----------------------------------------------------------------

INVESTING IN THE FUNDS......................................   18
-----------------------------------------------------------------
     Share Purchases........................................   18
     Minimum Investment Required............................   19
     What Shares Cost.......................................   19
     Dividends..............................................   19
     Capital Gains..........................................   19

REDEEMING SHARES............................................   20
-----------------------------------------------------------------
     Telephone Redemption...................................   20
     Written Requests.......................................   20

EXCHANGES...................................................   21
-----------------------------------------------------------------

SHAREHOLDER INFORMATION.....................................   21
-----------------------------------------------------------------
     Voting Rights..........................................   21
     Tax Information........................................   21

FINANCIAL HIGHLIGHTS........................................   22
-----------------------------------------------------------------
     Money Market Fund, Class I Shares......................   22
     Adjustable Rate Mortgage (ARM) Fund....................   23
     Ultra Short Fund.......................................   23
     Short U.S. Government Fund.............................   24
     Intermediate Mortgage Fund.............................   24
     U.S. Government Mortgage Fund..........................   25

MONEY MARKET FUND, CLASS I SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund limits its investments and investment techniques so as to qualify for investment, without limitation, by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.


The Fund invests in high quality fixed and variable rate short-term money market instruments (including assets subject to repurchase agreements) that are denominated in U.S. dollars, have minimum credit risk and have a remaining maturity of 397 days or less. The dollar-weighted average maturity of the Fund is 90 days or less. The Fund is managed to keep its share price stable at $1.00 although there is no assurance that it will be successful in doing so.

Permissible investments include obligations issued or guaranteed by the U.S. Government or issued or guaranteed by an agency or instrumentality of the U.S. Government, bankers' acceptances, certificates of deposit and other time deposits and savings accounts.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance does not necessarily indicate how it will perform in the future. The charts and tables assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

[MONEY MARKET PORTFOLIO BAR CHART]


                                                                            ANNUAL RETURNS
                                                                            --------------
1993                                                                             2.78%
1994                                                                             3.93%
1995                                                                             5.69%
1996                                                                             5.19%
1997                                                                             5.32%
1998                                                                             5.25%
1999                                                                             5.02%
2000                                                                             6.10%
2001                                                                             3.73%
2002                                                                             1.42%



During the periods shown in the bar chart, the highest return for a quarter was 1.57% (quarter ended 12/31/00) and the lowest return for a quarter was 0.31% (quarter ended 12/31/02).



AVERAGE ANNUAL TOTAL RETURNS, (years ended December 31, 2002)



                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Money Market Fund, Class I Shares...........................   1.42%      4.29%      4.43%



The 7-day yield of the Class I Shares of the Money Market Fund ended on December 31, 2002 was 1.01%. To obtain the Fund's current 7-day yield information, please call us toll-free at 1-800-527-3713.


FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.


SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.15%
12b-1 Fees..................................................       0.15%*
Other Expenses..............................................       0.11%
                                                                   -----
Total Fund Operating Expenses...............................       0.41%*
                                                                   =====


---------------

* This table and the following example have been prepared to illustrate Annual Fund Operating Expenses, assuming no fee waivers. The Distributor is currently voluntarily waiving its entire 12b-1 Fee, 0.15% of average daily net assets of the Class I shares of the Money Market Fund, reducing the "Total Fund Operating Expenses" for the Class I shares of the Money Market Fund to 0.26% of average daily net assets for the fiscal year ended October 31, 2002. The Distributor expects to continue this waiver throughout the next year, although it is not obligated to do so.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $42      $132      $230       $518

ADJUSTABLE RATE MORTGAGE (ARM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund limits its investments and investment techniques so as to qualify for investment, without limitation, by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.



The Fund, under normal market conditions, invests primarily in high quality adjustable rate mortgage investments and related instruments. The Adviser expects that a portfolio of these types of securities will generally provide higher current yields than money market securities or alternative investments of comparable quality and market rate volatility. Under normal market and interest rate conditions, the Fund's target duration is no shorter than that of a 6-Month U.S. Treasury Bill and no longer than that of a 1-Year U.S. Treasury Bill, and its maximum duration is equal to that of a 2-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held.


In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit or other time deposits or accounts of an FDIC Insured Institution (including foreign branches of FDIC insured banks), repurchase agreements collateralized by investments in which the Fund may invest, and bankers' acceptances of an FDIC insured bank if such acceptances have remaining maturities of 90 days or less.


The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, the Fund does not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration Regulation 703.


PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY


The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31
[ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1993                                                                             4.70%
1994                                                                             1.97%
1995                                                                             9.12%
1996                                                                             5.92%
1997                                                                             6.51%
1998                                                                             5.14%
1999                                                                             4.66%
2000                                                                             7.13%
2001                                                                             5.95%
2002                                                                             3.22%

During the periods shown in the bar chart, the highest return for a quarter was 2.95% (quarter ended 3/31/95) and the lowest return for a quarter was 0.07% (quarter ended 6/30/94).


AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2002, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).



                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Adjustable Rate Mortgage (ARM) Fund (before taxes)..........   3.22%      5.21%      5.42%
ARM Fund (after taxes on distributions).....................   2.01%      3.11%      3.25%
ARM Fund (after taxes on distributions and redemptions).....   1.97%      3.12%      3.25%
The Lehman 6 Mo. T-Bill Bellwethers*........................   2.19%      4.88%      4.97%
6 Mo. T-Bill*...............................................   1.91%      4.50%      4.69%


---------------


* The Lehman 6 Mo. T-Bill Bellwethers Index has replaced the 6 Mo. T-Bill as the Fund's performance benchmark. In the Adviser's opinion, the Lehman 6 Mo. T-Bill Bellwethers Index, comprised of U.S. Government Treasury Bills, provides a better benchmark comparison of the Fund's performance than the 6 Mo. T-Bill which is derived from secondary market interest rates as published by the Federal Reserve Bank. The Indexes reflect no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.


SHAREHOLDER FEES............................................        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.45%*
12b-1 Fees..................................................       0.25%*
Other Expenses..............................................       0.05%
                                                                   -----
Total Fund Operating Expenses...............................       0.75%*
                                                                   =====


---------------

* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. The Adviser and the Distributor are currently voluntarily waiving a portion of their fees such that the "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" for the Fund were .25%, .15% and .45%, respectively, for the fiscal year ended October 31, 2002. The Adviser and Distributor expect to continue this waiver throughout the year, but are not obligated to do so.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $77      $240      $417       $930

ULTRA SHORT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve current income with a very low degree of share-price fluctuation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund limits its investments and investment techniques so as to qualify for investment by national banks and federal savings associations subject to applicable regulatory limits. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.


The Fund invests primarily in fixed and variable rate mortgage-related investments, debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, asset-backed investments, investment grade corporate debt securities, money market and other debt instruments. The Fund intends to invest to a significant degree in mortgage-related securities.

Under normal market and interest rate conditions, the Fund's target duration is not expected to exceed one year. The Fund has no restriction on the minimum or maximum maturity of any particular investment held.


Other investments and investment techniques the Fund may use include fixed and variable rate debt instruments such as commercial paper, inflation-indexed bonds issued both by governments and corporations, structured notes, certificates of deposit or other time deposits or accounts of an FDIC Insured Institution (including foreign branches of FDIC insured banks), and bankers' acceptances, repurchase agreements, municipal bonds, reverse repurchase agreements and dollar rolls, when-issued securities and short sales. The Fund may, but is not required to, use financial contracts for risk management purposes or as part of its investment strategies. Some financial contracts are commonly referred to as derivatives. These investments will be used for bona fide hedging purposes, as is consistent with their permissible use in the portfolio of a national bank or federally chartered thrift.


PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Credit Risk *Hedging Risk *Management Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY


The following bar charts and tables provide an illustration of the Fund's performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------


Annual Returns for the Year Ended December 31

[BAR CHART]


                                                                            ANNUAL RETURNS
                                                                            --------------
2002                                                                             2.50%



During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended 6/30/02) and the lowest return for a quarter was 0.42% (quarter ended 12/31/02).



AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2002, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).



                                                               1 YEAR    SINCE INCEPTION
                                                               ------    ---------------
Ultra Short Fund (before taxes).............................   2.50%          2.57%
Ultra Short Fund (after taxes on distributions).............   1.45%          1.46%
Ultra Short Fund (after taxes on distributions and
  redemptions)..............................................   1.53%          1.52%
The Lehman 6 Mo. T-Bill Bellwethers*........................   2.19%          2.19%


---------------

  The Fund commenced operations on November 14, 2001.


* The Lehman 6 Month T-Bill Bellwethers Index is comprised of U.S. Government Treasury Bills. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.


SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.45%*
12b-1 Fees..................................................       0.25%*
Other Expenses..............................................       0.10%
                                                                   -----
Total Fund Operating Expenses...............................       0.80%*
                                                                   =====


---------------

* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. In addition, the Adviser and the Distributor are currently voluntarily waiving a portion of their fees such that the "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" were .25%, .15% and .50%, respectively for the fiscal year ended October 31, 2002. The Adviser and Distributor expect to continue this waiver throughout the year, but are not obligated to do so.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                 1 YEAR    3 YEARS    5 YEARS       10 YEARS
                                                 ------    -------    -------       --------
Ultra Short Fund.............................     $82       $255       $444           $990

SHORT U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund limits its investments and investment techniques so as to qualify for investment, without limitation, by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.



The Fund invests only in high quality fixed and variable rate assets (including assets subject to repurchase agreements) and under normal market conditions, invests primarily in U.S. Government obligations, which consist of obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Under normal market and interest rate conditions, the Fund seeks to maintain a target duration equal to that of a 2-Year U.S. Treasury Note, and a maximum duration equal to that of a 3-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held by it. Other investments include bankers' acceptances, certificates of deposit and other time deposits and savings accounts.



The Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, the Fund does not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration Regulation 703.


PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY


The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

[SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1993                                                                              5.79
1994                                                                              0.39
1995                                                                             11.35
1996                                                                              3.61
1997                                                                              6.25
1998                                                                              6.60
1999                                                                              2.38
2000                                                                              7.74
2001                                                                              7.35
2002                                                                              4.63


During the periods shown in the bar chart, the highest return for a quarter was 3.44% (quarter ended 3/31/95) and the lowest return for a quarter was (0.42)% (quarter ended 3/31/94).



AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2002, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).



                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Short U.S. Government Fund (before taxes)...................   4.63%      5.72%      5.57%
Short U.S. Government Fund (after taxes on distributions)...   3.19%      3.62%      3.33%
Short U.S. Government Fund (after taxes on distributions and
  redemptions)..............................................   2.82%      3.53%      3.32%
The Lehman Short (1-3) U.S. Government Index*...............   6.01%      6.51%      6.08%


---------------

* The Lehman Short (1-3) U.S. Government Index is an unmanaged index comprised of the full range of 1-3 year U.S. Government and agency securities. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.


SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.25%
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.09%
                                                                   -----
Total Fund Operating Expenses...............................       0.49%
                                                                   =====


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $50      $157      $274       $616

INTERMEDIATE MORTGAGE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund limits its investments and investment techniques so as to qualify for investment, without limitation, by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.


The Fund invests, under normal market conditions, primarily in intermediate-term, mortgage-related investments issued or guaranteed by the U.S. Government and its agencies or instrumentalities, paying fixed or adjustable rates of interest. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held. Under normal interest rate and market conditions, the Fund's target duration is equal to that of a 3-Year U.S. Treasury Note and its maximum duration is equal to that of a 3 1/2-Year U.S. Treasury Note.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit or other time deposits or accounts of an FDIC Insured Institution, including foreign branches of FDIC insured banks, repurchase agreements collateralized by investments in which the Fund may invest, and bankers' acceptances of an FDIC insured bank if such acceptances have remaining maturities of 90 days or less.


The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, the Fund does not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration Regulation 703.


PRINCIPAL RISKS


It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.


Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY


The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31
[INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO BAR CHART]


                                                                            ANNUAL RETURNS
                                                                            --------------
1993                                                                              6.86%
1994                                                                             -1.61%
1995                                                                             13.90%
1996                                                                              2.86%
1997                                                                              8.37%
1998                                                                              6.90%
1999                                                                              1.48%
2000                                                                              9.74%
2001                                                                              7.27%
2002                                                                              5.63%


During the period shown in the bar chart, the highest return for a quarter was 4.14% (quarter ended 6/30/95) and the lowest return for a quarter was (1.64)% (quarter ended 3/31/94).


AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2002, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).



                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Intermediate Mortgage Fund (before taxes)...................   5.63%      6.17%      6.06%
Intermediate Mortgage Fund (after taxes on distributions)...   3.88%      3.87%      3.60%
Intermediate Mortgage Fund (after taxes on distributions and
  redemptions)..............................................   3.43%      3.78%      3.60%
The Lehman Mortgage Index*..................................   8.74%      7.34%      7.28%


---------------

* The Lehman Mortgage Index is an unmanaged index of agency mortgage-backed securities. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.


SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.35%*
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.07%
                                                                   -----
Total Fund Operating Expenses...............................       0.57%*
                                                                   =====


---------------

* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. The Adviser is currently voluntarily waiving a portion of its advisory fee, such that the "Advisory Fee" and "Total Fund Operating Expenses" for the Fund were .25% and .47%, respectively, for the fiscal year ended October 31, 2002. The Adviser expects to continue this waiver throughout the year, but is not obligated to do so.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $58      $183      $318       $714

U.S. GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund limits its investments and investment techniques so as to qualify for investment, without limitation, by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.


The Fund invests, under normal market conditions, primarily in mortgage-related securities paying fixed or adjustable rates of interest issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. The Fund has no restriction as to the minimum or maximum maturity of any particular instrument held. Under normal market and interest rate conditions, the Fund's target duration is equal to that of a 5-Year U.S. Treasury Note, and its maximum duration is equal to that of a 6-Year U.S. Treasury Note.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit or other time deposits or accounts of an FDIC Insured Institution, (including foreign branches of FDIC insured banks), repurchase agreements collateralized by investments in which the Fund may invest, and bankers' acceptances of an FDIC insured bank if such acceptances have remaining maturities of 90 days or less.


The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, the Fund does not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration Regulation 703.


PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY


The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

[U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO BAR CHART]


                                                                            ANNUAL RETURNS
                                                                            --------------
1993                                                                              6.82%
1994                                                                             -2.35%
1995                                                                             16.16%
1996                                                                              2.83%
1997                                                                              9.67%
1998                                                                              7.04%
1999                                                                              0.59%
2000                                                                             10.48%
2001                                                                              6.74%
2002                                                                              7.13%


During the period shown in the bar chart, the highest return for a quarter was 4.49% (quarter ended 6/30/95) and the lowest return for a quarter was (2.38)% (quarter ended 3/31/94).


AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2002, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).



                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
U.S. Government Mortgage Fund (before taxes)................   7.13%      6.35%      6.40%
U.S. Government Mortgage Fund (after taxes on
  distributions)............................................   5.12%      3.89%      3.66%
U.S. Government Mortgage Fund (after taxes on distributions
  and redemptions)..........................................   4.34%      3.84%      3.71%
The Lehman Mortgage Index*..................................   8.74%      7.34%      7.28%


---------------

* The Lehman Mortgage Index is an unmanaged index of agency mortgage-backed securities. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.


SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.25%
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.07%
                                                                   -----
Total Fund Operating Expenses...............................       0.47%
                                                                   =====


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $48      $151      $263       $591

SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

CREDIT RISK                 Securities are generally affected by varying degrees
                            of credit risk. A security's credit risk is reflected in its credit rating. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

EXTENSION RISK              During periods of rising interest rates, property
                            owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and reduces its value.

GOVERNMENT AGENCY RISK      Some obligations issued or guaranteed by U.S.
                            Government agencies or instrumentalities are not backed by the full faith and credit of the U.S.
                            Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.

HEDGING RISK                The Ultra Short Fund may use financial contracts in
                            a manner consistent with their permissible use in the portfolio of a national bank or federally chartered thrift. Some financial contracts are commonly referred to as derivatives. Financial contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of the financial contract may not correlate perfectly with the underlying asset, rate or index. Hedging also involves the risk that the Investment Adviser is incorrect in its expectation of what an appropriate hedging position would be. Also the Fund may not hedge when it would have been beneficial to do so.

INTEREST RATE RISK          Normally, the values of fixed income securities vary
                            inversely with changes in prevailing interest rates.
                            With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

ISSUER RISK                 A security may lose value as a result of a number of
                            factors. These factors include capital structure
                            (particularly the issuer's use of leverage), management performance and a diminished market for the issuer's products and/or services.

MANAGEMENT RISK             The Fund is subject to management risk due to the
                            active nature of its management. The Investment
                            Adviser and the portfolio managers will apply investment techniques, their experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by either the Investment Adviser and/or the portfolio managers will achieve the investment objective.

MARKET RISK                 The value of the securities owned by the Fund can
                            increase and decrease quickly at unexpected times.
                            The value can change as the result of a number of factors, including market-wide risks, industry-specific risk (i.e. labor shortages and/or stoppages, greater costs of production and/or competitive forces or conditions) or idiosyncratic risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value. Equity securities generally have greater price volatility than fixed income securities.

PREPAYMENT RISK             During periods of declining interests rates,
                            property owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed rate, asset-backed securities.

INVESTMENT INFORMATION

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Securities Selection

In selecting securities, the Investment Adviser develops an outlook for interest rates and the economy and analyzes credit and call risks. The Investment Adviser varies the quality, sector and maturity of the securities selected for the Funds based upon the Investment Adviser's analysis of financial market conditions and the outlook for the U.S. economy.

The Investment Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Investment Adviser identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages and asset-backed securities. Once investment opportunities are identified, the Investment Adviser will shift assets among sectors depending upon changes in relative valuations, credit spreads and upon historical yield or price relationships. There is no guarantee that the Investment Adviser's security selection techniques will achieve a Fund's investment objective.

Mortgage-Related and Asset-Backed Securities

Each Fund, except the Money Market Fund, may invest in mortgage-related securities and may invest all of its assets in such securities. Mortgage-related securities include fixed rate and adjustable-rate mortgage pass-through securities and fixed rate and variable rate collateralized mortgage obligations ("CMOs").

The Ultra Short Fund may also invest in asset-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Asset-backed securities are securities backed by notes or receivables against assets other than real estate. Some examples are autos, credit cards and royalties.

Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related, mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private mortgage-related securities purchased by the Funds must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage- related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments and therefore excluded from the funds.

U.S. Government Securities

U.S. Government Securities are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (instrumentalities). U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Agency or instrumentality obligations may be subject to government agency risk.

When-Issued Securities

Each Fund, except the Money Market Fund, may purchase both existing securities and securities on a when-issued basis. The purchase price and interest rate payable for all securities will be fixed on the date of purchase, and all purchases will be by regular-way settlement, that is, delivery and payment will be made within the time frame the securities industry has established for the purchase of that type of security. For when-issued securities, and for certain existing securities, the time frame for regular way settlement may be longer than 3 days after purchase. By the time of its delivery, such a security may be valued at less than the purchase price. Each Fund will make commitments for such securities. If a Fund chooses to dispose of the right to acquire such a security prior to its acquisition, it could, as with the disposition of any other such investment, incur a gain or loss due to market fluctuation. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. Each Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Corporate Debt Securities

The Ultra Short Fund may invest up to 30% of total assets in investment grade corporate debt securities or unrated securities of comparable quality as determined by the Investment Adviser, including commercial paper, provided however, that commercial paper must be rated in the two highest rating categories or, if unrated, be guaranteed by a company having outstanding paper rated in one of the two highest rating categories of the four investment grade categories by either Moody's Investors Service, Inc. or Standard & Poor's Rating Service. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Certificates of Deposit and Bankers Acceptances

The Funds may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks, if they have remaining maturities of 90 days or less. Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks from those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

The Funds may invest in bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 90 days or less and the Fund's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits. Each Fund's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which a Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Duration

A bond portfolio's duration approximates its price sensitivity to changes in interest rates including expected cash flow and mortgage prepayments. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flow over time. In computing portfolio duration, a bond portfolio will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as the "option-adjusted" duration. The Funds have no restriction as to the minimum or maximum maturity of any particular security held by them, but intend to maintain the target and maximum durations noted above. There can be no assurance that the Investment Adviser's estimate of duration will be accurate or that the duration of a Fund will always remain within the Fund's target duration.


TRUST AND FUND INFORMATION


INVESTMENT ADVISER
--------------------------------------------------------------------------------


Investment decisions for the Funds are made by Shay Assets Management, Inc. ("Adviser"), a company controlled by Rodger D. Shay. The Adviser, which is located at 230 West Monroe Street, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and managed, as of December 31, 2002, approximately $4.8 billion in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.


Advisory Fee Expenses


The Funds pay an annual advisory fee based upon a percentage of average daily net assets. For the year ended October 31, 2002, the advisory fee was paid to the Adviser as follows:



Money Market Fund, Class I Shares...........................    0.15%
Adjustable Rate Mortgage (ARM) Fund.........................    0.25%*
Ultra Short Fund............................................    0.25%*
Short U.S. Government Fund..................................    0.25%
Intermediate Mortgage Fund..................................    0.25%*
U.S. Government Mortgage Fund...............................    0.25%


---------------

* The investment adviser voluntarily waived a portion of the advisory fees with respect to the Adjustable Rate Mortgage (ARM) Fund, the Ultra Short Fund and the Intermediate Mortgage Fund. Without such waivers, the fees would have been 0.45%, 0.45% and 0.35%, respectively.



Each voluntary waiver may be terminated at any time by the Adviser.


Portfolio Managers

The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., President of the Adviser. Mr. Sammons has served as President of the Trust since 1998 and was Vice President of the Trust from 1985 through 1997. Mr. Sammons assumed primary responsibility for the Funds' investments in 1985.

DISTRIBUTOR
--------------------------------------------------------------------------------

Pursuant to the Distribution Agreement, Shay Financial Services, Inc. (the "Distributor"), as the principal distributor of the Funds' shares, directly and through other firms advertises and promotes the Funds. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") which allows the Trust to pay the Distributor for the:


     I Shares Class of the Money Market Fund and the Short U.S. Government Fund, a fee at an annual rate equal to 0.15% of the combined average daily net assets of the Fund (the "Combined Assets") up to and including $0.5 billion; at an annual rate equal to 0.125% of the Combined Assets between $0.5 billion and $1.0 billion; at an annual rate equal to 0.10% of the Combined Assets between $1.0 billion and $2.0 billion; and at an annual rate equal to 0.075% of the Combined Assets over $2.0 billion.

     Adjustable Rate Mortgage (ARM) Fund, a fee with respect to the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

     Ultra Short Fund, a fee with respect to the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.


     Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, a fee with respect to each Fund at an annual rate equal to 0.15% of the average daily net assets of each Fund up to and including $0.5 billion; at an annual rate equal to 0.125% of the average daily net assets between $0.5 billion and $1.0 billion; at an annual rate equal to 0.10% of the average daily net assets between $1.0 billion and $1.5 billion; and 0.075% of the average daily net assets over $1.5 billion.


The Distributor is currently waiving all or a portion of its fee for the Class I shares of the Money Market Fund, Adjustable Rate Mortgage (ARM) Fund and the Ultra Short Fund. The voluntary waivers may be terminated at any time by the Distributor.

Because these fees are paid out of a Fund's assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges; however, the Rule 12b-1 fees are so low that the Trust shares offered by this prospectus are considered offered at "no-load."

NET ASSET VALUE

For all Funds other than the Money Market Fund, the net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Fund assets are valued at market value using market quotations or prices obtained from an independent pricing service based upon prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. For certain mortgage related securities, the Board of Trustees has approved the use of a matrix developed by the Adviser that the Board believes reflects the fair value of such securities. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Trustees determines that amortized cost represents fair value.

The Money Market Fund's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Fund's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost. The Fund's Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Fund will be able to do so.

INVESTING IN THE FUNDS

SHARE PURCHASES
--------------------------------------------------------------------------------

To purchase shares of the Funds, investors may open an account by calling the Distributor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Funds may be made by telephoning the Distributor.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Trust. (As used in this Prospectus, the term "Business Day" means any day on which The Bank of New York and the Bond Market (as determined by the Bond Market Association) are both open for business. The Bank of New York is open weekdays and is closed on weekends and certain national holidays.) Payment must be in the form of federal funds. Checks are not accepted. Wire transfer instructions for federal funds should be as follows:
Bank of New York, New York, NY, ABA#021 000 018, Ref: Account Number 8900403195. For purchase of Asset Management Fund, (Name of Fund); From: (Name of Investor); Account Number (Investor's account number with the Trust); $(Amount to be invested).

FOR ALL FUNDS OTHER THAN THE MONEY MARKET FUND. For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., New York City time, and payment must be received by The Bank of

New York by 4:00 p.m., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Trust at the time the order is placed whether same day or next day settlement is sought. Payment must be received by The Bank of New York by 4:00 p.m., New York City time, on the Business Day designated for settlement or the order will be cancelled.

FOR THE MONEY MARKET FUND. A purchase order must be received on a Business Day before 3:00 p.m., New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, of that day.

A purchase order is considered binding upon the investor. If payment is not timely received, the Trust will hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust may prohibit or restrict the investor from making future purchases of the Trust's shares.


Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust, the Adviser or The Bank of New York. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust and/or the Distributor reserve the right to reject any purchase order.


MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------


The minimum initial investment in each Fund is $10,000; provided, however, that the Distributor and/or the Trust reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.


WHAT SHARES COST
--------------------------------------------------------------------------------


Shares of the Funds are sold at their net asset value next determined after the purchase order is received. The Money Market Fund seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value"). There is no sales charge imposed by the Funds. For all Funds other than the Money Market Fund, the net asset value is determined each Business Day at 4:00 p.m., New York City time. For the Money Market Fund, net asset value is determined on each Business Day at 3:00 p.m., New York City time, for purchase orders. Net asset value for purposes of pricing redemption orders is determined twice on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").


Shares may be purchased through accounts established with investment professionals, such as banks or brokers. Investment professionals may charge additional fees directly to the investor for these services.

DIVIDENDS
--------------------------------------------------------------------------------

Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m., New York City time, and are automatically reinvested in additional shares of the respective Portfolios unless the shareholder requests cash payments by contacting the Distributor.

For all Funds other than the Money Market Fund, an investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day. For the Money Market Fund, an investor will receive the dividend declared on the day its purchase order is settled. A Money Market Fund shareholder seeking same day settlement of a redemption will not receive the dividend declared on the day its redemption order is effected.

CAPITAL GAINS
--------------------------------------------------------------------------------

Net capital gains, if any, realized by a Fund are declared and paid once each year and reinvested in shares or, at the shareholder's option, paid in cash.

REDEEMING SHARES

The Funds redeem shares at their respective net asset values next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

- For all Funds other than the Money Market Fund:


  Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. Shareholders may experience difficulties contacting the Distributor during drastic economic events, political uncertainty or national tragedies. At such times, shareholders may also contact the Distributor at (312) 214-7455. In addition, shareholders can submit written requests for redemption as described under "Written Requests." Net asset value is determined each Business Day at 4:00 p.m., New York City time. The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemption requests received prior to 12:00 Noon, New York City time on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 p.m., New York City time. This means that proceeds will normally be wired in federal funds to the shareholder's bank or other account shown on the Trust's records the next Business Day, but in no case later than seven days.


- For the Money Market Fund:


  Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. For redemptions, net asset value is determined twice each Business Day, at 12 p.m. and at 3 p.m., New York City time. If the request is received before 3:00 p.m., New York City time, on a Business Day, the proceeds will normally be wired the same day in federal funds to the shareholder's bank or other account shown on the Fund's records, but in no case later than seven days ("same day settlement"). If the request is received after 3:00 p.m., New York City time, on a Business Day or other day redemptions are permitted, the proceeds will normally be wired the next Business Day.


  A shareholder seeking same day settlement will not receive any dividend declared on the day its redemption request is effected.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

Shares may also be redeemed by sending a written request to the Distributor, 230
W. Monroe Street, Chicago, Illinois 60606; Attention: Asset Management Fund. If share certificates have been issued, in order to redeem such shares, the properly endorsed and guaranteed certificates must be received by BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, before the redemption will be effected.

Signatures

Signatures on written redemption requests and share certificates must be guaranteed by one of the following:

- a Federal Home Loan Bank

- a savings association or a savings bank

- a trust company or a commercial bank

- a member firm of a domestic securities exchange or a registered securities association

- a credit union or other eligible guarantor institution

In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Shareholders with questions concerning documentation should call the Distributor at (800) 527-3713.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

Shareholders may exchange shares of a Fund with shares in another Fund of the Trust by telephoning the Distributor on a Business Day. Call (800) 527-3713. Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders will receive dividends in the Fund through the date the exchange is effected and will begin receiving dividends in the other Fund the next Business Day. An exchange between Funds will normally involve realization of a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

The Trust reserves the right to amend or terminate this privilege with notice to shareholders.

SHAREHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------


The Fund has six funds: the Money Market Fund, the Adjustable Rate Mortgage
(ARM) Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund. Shares of each Fund represent interests only in the corresponding Fund and have equal voting rights within each Fund. The Money Market Fund is the only fund of the Trust that has two classes of shares: the Class I shares and Class D shares. Shares of each class have equal voting rights within each class and within the Money Market Fund. The Class D shares of the Money Market Fund are offered in a separate prospectus. The Trust's Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of fund or class, shall be voted in the aggregate and not by fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is required by the Investment Company Act of 1940, such requirements as to a separate vote by that fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular fund or class, only shareholders of the affected fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the fund or classes thereof).


TAX INFORMATION
--------------------------------------------------------------------------------


Each Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code for its future taxable years so long as such qualification is in the best interests of shareholders.


The Trust intends to distribute all of the net income and any gains of the Funds to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to shareholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.


Redemptions and exchanges of Fund shares are treated as sales and are subject to capital gains taxation.


Information on the tax status of dividends and distributions is provided annually.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share outstanding throughout each year. The total returns in the tables represent the rate that an investor would have earned on an investment in a particular fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

MONEY MARKET FUND, CLASS I SHARES
--------------------------------------------------------------------------------


                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.0152      0.0441      0.0578      0.0480      0.0523
  Net realized losses from investments................         --          --          --(a)       --          --
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.0152      0.0441      0.0578      0.0480      0.0523
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income.......................    (0.0152)    (0.0441)    (0.0578)    (0.0480)    (0.0523)
     From net realized gains..........................         --          --          --          --(a)       --
                                                         --------    --------    --------    --------    --------
Change in net asset value.............................         --          --          --          --          --
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                         ========    ========    ========    ========    ========
Total return..........................................      1.54%       4.50%       5.93%       4.94%       5.35%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $ 30,571    $ 45,491    $ 48,202    $ 92,074    $ 58,445
  Ratio of expenses to average net assets.............      0.26%       0.30%       0.30%       0.25%       0.25%
  Ratio of net investment income to average net
     assets...........................................      1.53%       4.31%       5.74%       4.81%       5.22%
  Ratio of expenses to average net assets*............      0.41%       0.45%       0.45%       0.40%       0.40%
-----------------------------------------------------------------------------------------------------------------


 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a) Net realized losses per share and/or distributions from net realized gains were less than $0.00005.

ADJUSTABLE RATE MORTGAGE (ARM) FUND
--------------------------------------------------------------------------------


                                                                        YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------------------
                                                        2002        2001(A)        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................   $     9.97    $     9.86    $   9.84    $   9.91    $   9.99
                                                     ----------    ----------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................       0.2947        0.5319      0.6048      0.5290      0.5676
  Net realized and unrealized gain (loss) from
     investments..................................       0.0124        0.1386      0.0233     (0.0700)    (0.0800)
                                                     ----------    ----------    --------    --------    --------
       Total from investment operations...........       0.3071        0.6705      0.6281      0.4590      0.4876
                                                     ----------    ----------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders from net
     investment income............................      (0.3271)      (0.5605)    (0.6129)    (0.5290)    (0.5676)
                                                     ----------    ----------    --------    --------    --------
Change in net asset value.........................        (0.02)         0.11        0.02       (0.07)      (0.08)
                                                     ----------    ----------    --------    --------    --------
Net asset value, end of year......................   $     9.95    $     9.97    $   9.86    $   9.84    $   9.91
                                                     ==========    ==========    ========    ========    ========
Total return......................................        3.13%         6.98%       6.63%       4.73%       5.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..............   $3,389,975    $2,064,844    $681,652    $877,608    $895,550
  Ratio of expenses to average net assets.........        0.45%         0.49%       0.48%       0.48%       0.49%
  Ratio of net investment income to average net
     assets.......................................        2.91%         5.37%       6.22%       5.34%       5.70%
  Ratio of expenses to average net assets*........        0.75%         0.79%       0.78%       0.78%       0.79%
  Portfolio turnover rate.........................         107%           72%         67%         51%         53%
-----------------------------------------------------------------------------------------------------------------


 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


ULTRA SHORT FUND

--------------------------------------------------------------------------------


                                                                  NOVEMBER 14,
                                                                   2001(A) TO
                                                                OCTOBER 31, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of year..........................        $  10.00
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................          0.2204
  Net realized and unrealized gains on investments..........          0.0058
                                                                    --------
       Total from investment operations.....................          0.2262
                                                                    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders from net investment
     income.................................................         (0.2762)
                                                                    --------
Change in net asset value...................................           (0.05)
                                                                    --------
Net asset value, end of period..............................        $   9.95
                                                                    ========
Total return................................................           2.29%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)......................        $287,116
  Ratio of expenses to average net assets...................           0.50%(c)
  Ratio of net investment income to average net assets......           2.11%(c)
  Ratio of expenses to average net assets*..................           0.80%(c)
  Portfolio turnover rate...................................            127%
--------------------------------------------------------------------------------



 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a) Commencement of operations.


(b) Not annualized.


(c) Annualized.

SHORT U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------


                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $  10.75    $  10.34    $  10.36    $  10.66    $  10.55
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.3512      0.5652      0.5973      0.5600      0.6144
  Net realized and unrealized gain (loss) from
     investments......................................     0.0674      0.4086     (0.0240)    (0.3000)     0.1100
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.4186      0.9738      0.5733      0.2600      0.7244
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders from net investment
     income...........................................    (0.3886)    (0.5638)    (0.5976)    (0.5600)    (0.6144)
                                                         --------    --------    --------    --------    --------
Change in net asset value.............................       0.03        0.41       (0.02)      (0.03)       0.11
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $  10.78    $  10.75    $  10.34    $  10.36    $  10.66
                                                         ========    ========    ========    ========    ========
Total return..........................................      3.98%       9.66%       5.77%       2.51%       7.08%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $162,170    $191,632    $ 96,098    $114,840    $114,240
  Ratio of expenses to average net assets.............      0.49%       0.51%       0.51%       0.49%       0.50%
  Ratio of net investment income to average net
     assets...........................................      3.35%       5.25%       5.79%       5.35%       5.83%
  Portfolio turnover rate.............................        75%         54%        138%        155%         84%
-----------------------------------------------------------------------------------------------------------------


INTERMEDIATE MORTGAGE FUND
--------------------------------------------------------------------------------


                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $   9.83    $   9.33    $   9.33    $   9.66    $   9.62
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.4155      0.5675      0.5754      0.5490      0.5932
  Net realized and unrealized gain (loss) from
     investments......................................    (0.0213)     0.4861      0.0051     (0.3300)     0.0761
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.3942      1.0536      0.5805      0.2190      0.6693
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income.......................    (0.4342)    (0.5536)    (0.5795)    (0.5490)    (0.5932)
     In excess of net investment income...............         --          --          --          --     (0.0361)
                                                         --------    --------    --------    --------    --------
       Total distributions to stockholders............    (0.4342)    (0.5536)    (0.5795)    (0.5490)    (0.6293)
                                                         --------    --------    --------    --------    --------
Change in net asset value.............................      (0.04)       0.50        0.00       (0.33)       0.04
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $   9.79    $   9.83    $   9.33    $   9.33    $   9.66
                                                         ========    ========    ========    ========    ========
Total return..........................................      4.13%      11.59%       6.47%       2.32%       7.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $240,645    $204,891    $ 90,768    $101,710    $ 99,438
  Ratio of expenses to average net assets.............      0.47%       0.50%       0.51%       0.48%       0.49%
  Ratio of net investment income to average net
     assets...........................................      4.28%       5.74%       6.25%       5.78%       6.17%
  Ratio of expenses to average net assets*............      0.57%       0.60%       0.61%       0.58%       0.59%
  Portfolio turnover rate.............................        54%         47%        110%         90%         69%
-----------------------------------------------------------------------------------------------------------------


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

U.S. GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------


                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $  10.83    $  10.27    $  10.26    $  10.73    $  10.67
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.5116      0.6381      0.6646      0.6416      0.6947
  Net realized and unrealized gain (loss) from
     investments......................................    (0.0377)     0.5590      0.0109     (0.4726)     0.0877
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.4739      1.1971      0.6755      0.1690      0.7824
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income.......................    (0.5339)    (0.6371)    (0.6682)    (0.6390)    (0.6947)
     In excess of net investment income...............         --          --          --          --     (0.0277)
                                                         --------    --------    --------    --------    --------
       Total distributions to stockholders............    (0.5339)    (0.6371)    (0.6682)    (0.6390)    (0.7224)
                                                         --------    --------    --------    --------    --------
Change in net asset value.............................      (0.06)       0.56        0.01       (0.47)       0.06
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $  10.77    $  10.83    $  10.27    $  10.26    $  10.73
                                                         ========    ========    ========    ========    ========
Total return..........................................      4.54%      11.99%       6.90%       1.63%       7.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $ 94,154    $105,713    $ 71,449    $ 87,250    $ 80,174
  Ratio of expenses to average net assets.............      0.47%       0.50%       0.52%       0.52%       0.53%
  Ratio of net investment income to average net
     assets...........................................      4.80%       6.09%       6.53%       6.13%       6.48%
  Portfolio turnover rate.............................        82%         86%        127%         73%         93%
-----------------------------------------------------------------------------------------------------------------

                                     Notes

                                     Notes

SHAREHOLDER REFERENCE INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR AND TRANSFER
AND DIVIDEND AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 N. LaSalle Street
Chicago, Illinois 60601

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

TRUSTEES AND OFFICERS

Rodger D. Shay, Sr.


Trustee and Chairman

Gerald J. Levy

Trustee and Vice Chairman

Richard M. Amis
Trustee

Arthur G. DeRusso
Trustee

David F. Holland

Trustee

William A. McKenna, Jr.


Trustee

Rodger D. Shay, Jr.

Trustee

Edward E. Sammons, Jr.
President

Robert T. Podraza

Vice President and Assistant Treasurer

Trent M. Statczar

Treasurer

Daniel K. Ellenwood
Secretary

Additional information about the Funds may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Funds' investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-942-8090 for more information)

By Internet:
http://www.shayassets.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number:      Asset Management Fund     811-3541

[AMF LOGO]  Asset Management Fund
230 West Monroe Street, Chicago, IL 60606 - 1-800-527-3713 - www.shayassets.com

[MONEY MARKET FUND LOGO]      Money Market Fund D Shares




                                   [PICTURE]




                                                        Prospectus March 1, 2003

Dear Investor:

The Asset Management Fund was conceived to provide financial institutions including Banks, Savings Institutions and Credit Unions with high quality, professionally managed assets for effective financial management. As you review this Prospectus, you will note that the Fund's investment objectives are designed to comply with the regulatory guidelines necessary for investment by these financial institutions.

Today a growing number of institutional investors have become AMF shareholders recognizing the benefits of a disciplined investment approach emphasizing high quality mortgage-related and government securities. The AMF Funds provide investors with a full range of opportunities, from enhanced cash management and short-term investing for the liquidity portfolio to longer-term investments designed to provide exposure to attractive asset classes.

For over 20 years investors have turned to AMF as a key element of their portfolio management strategies. If you would like to learn more about the Asset Management Fund, current performance information or to speak with one of our portfolio managers, you are welcome to call the Fund toll free at 1-800-527-3713.

Sincerely,

/s/ RODGER D. SHAY                            /s/ EDWARD E. SAMMONS, JR.
Rodger D. Shay                                Edward E. Sammons, Jr.
Chairman of the Board                         President

March 1, 2003

--------------------------------------------------------------------------------
                                   PROSPECTUS

--------------------------------------------------------------------------------

                                   [AMF LOGO]
--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                               MONEY MARKET FUND
                                   D SHARES*

     The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus.
                 It is a federal offense to suggest otherwise.

---------------
* Class I shares of the Money Market Fund are offered in a separate prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY.....................................................    2
-----------------------------------------------------------------

SUMMARY OF PRINCIPAL RISKS..................................    5
-----------------------------------------------------------------

INVESTMENT INFORMATION......................................    6
-----------------------------------------------------------------
  Principal Investment Strategies...........................    6

FUND INFORMATION............................................    7
-----------------------------------------------------------------
  Investment Adviser........................................    7
  Distributor...............................................    8

NET ASSET VALUE.............................................    9
-----------------------------------------------------------------

INVESTING IN THE FUND.......................................    9
-----------------------------------------------------------------
  Purchases and Redemptions through Sweep Arrangements......    9
  Direct Purchases and Redemptions..........................   10
  What Shares Cost..........................................   11
  Dividends.................................................   11
  Capital Gains.............................................   11

REDEEMING SHARES............................................   12
-----------------------------------------------------------------

SHAREHOLDER INFORMATION.....................................   12
-----------------------------------------------------------------
  Voting Rights.............................................   12
  Tax Information...........................................   12

FINANCIAL HIGHLIGHTS........................................   13
-----------------------------------------------------------------

MONEY MARKET FUND, CLASS D SHARES                                        SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

       The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES


       The Fund limits its investments and investment techniques so as to qualify for investment, without limitation, by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.


       The Fund invests in high quality fixed and variable rate short-term money market instruments (including assets subject to repurchase agreements) that are denominated in U.S. dollars, have minimum credit risk and have a remaining maturity of 397 days or less. The dollar-weighted average maturity of the Fund is 90 days or less. The Fund is managed to keep its share price stable at $1.00 although there is no assurance that it will be successful in doing so.

       Permissible investments include obligations issued or guaranteed by the U.S. Government or issued or guaranteed by an agency or instrumentality of the U.S. Government, bankers' acceptances, certificates of deposit and other time deposits and savings accounts.

PRINCIPAL RISKS

       An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

       Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar chart and table provide an illustration of how performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The Fund's past performance does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for the Years Ended December 31 (Class D Shares)*
[ANNUAL RETURNS BAR CHART]


                                                                            CLASS D SHARES
                                                                            --------------
1993                                                                             2.26%
1994                                                                             3.41%
1995                                                                             5.16%
1996                                                                             4.67%
1997                                                                             4.80%
1998                                                                             4.72%
1999                                                                             4.20%
2000                                                                             5.62%
2001                                                                             3.26%
2002                                                                             0.93%



During the period shown in the bar chart, the highest return for a quarter was 1.47% (quarter ended 12/31/00) and the lowest return for a quarter was 0.18% (quarter ended 12/31/02).



AVERAGE ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31, 2002)*



                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Money Market Fund, Class D Shares..........................    0.93%      3.74%      3.89%



The Money Market Fund's (Class D Shares) 7-day yield ended on December 31, 2002 was .51%. To obtain the Fund's current 7-day yield information, please call us toll-free at 1-800-527-3713.

---------------
* The Fund's Class D Shares were first publicly offered in 2000. The performance shown since December 19, 1999 is the actual performance for the Class D Shares. The performance for the periods prior thereto is based upon the performance of the Fund's Class I Shares, adjusted to reflect the higher 12b-1 fees charged to the Class D Shares.

FEES AND EXPENSES:

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.



ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.



SHAREHOLDER FEES............................................     None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................    0.15%
12b-1 Fees..................................................    0.60%*
Other Expenses..............................................    0.11%
                                                                -----
Total Fund Operating Expenses...............................    0.86%*
Fee Waivers.................................................    0.11%
                                                                -----
Net Expenses................................................    0.75%
                                                                =====


---------------

* Under the Investment Advisory Agreement, the Adviser has contractually agreed to waive its advisory fee to limit total operating expenses of the Fund to 0.75% of average daily net assets. The Distributor is currently voluntarily waiving a portion of the 12b-1 fees so that Total Fund Operating Expenses do not exceed 0.75% of average daily net assets. During the fiscal year ended October 31, 2002, the Distributor waived 12b-1 fees in an amount equal to 0.11% of average daily net assets.


EXAMPLE

This example is intended to help you compare the cost of investing in Class D Shares of the Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class D Shares for the time periods indicated, reinvesting all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                     ------    -------    -------    --------
Money Market Fund, Class D Shares................     $88       $274       $477       $1,061

SUMMARY OF PRINCIPAL RISKS

CREDIT RISK                       Securities are generally affected by varying
                                  degrees of credit risk. A security's credit risk is reflected in its credit rating. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

GOVERNMENT AGENCY RISK            Some obligations issued or guaranteed by U.S.
                                  Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.

INTEREST RATE RISK                Normally, the values of fixed income
                                  securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

ISSUER RISK                       A security may lose value as a result of a
                                  number of factors. These factors include capital structure (particularly the issuer's use of leverage), management performance and a diminished market for the issuer's products and/or services.

MANAGEMENT RISK                   The Fund is subject to management risk due to
                                  the active nature of its management. The
                                  Investment Adviser and the portfolio managers will apply investment techniques, their experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by either the Investment
                                  Adviser and/or the portfolio managers will achieve the investment objective.

MARKET RISK                       The value of the securities owned by the Fund
                                  can increase and decrease quickly at
                                  unexpected times. The value can change as the result of a number of factors, including market-wide risks, industry-specific risk
                                  (i.e. labor shortages and/or stoppages,
                                  greater costs of production and/or competitive forces or conditions) or idiosyncratic risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value. Equity securities generally have greater price volatility than fixed income securities.

INVESTMENT INFORMATION

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

U.S. Government Securities

       U.S. Government Securities are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (instrumentalities). U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Agency or instrumentality obligations may be subject to government agency risk.

Variable and Floating Rate Securities

       The Fund may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. The Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Repurchase Agreements

       The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Certificates of Deposit and Bankers Acceptances

       The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks if they have remaining maturities of 90 days or less. Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks than those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

       The Fund may invest in bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 90 days or less and the Fund's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.

       The Fund's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency.

FUND INFORMATION

INVESTMENT ADVISER
--------------------------------------------------------------------------------


       Investment decisions for the Fund are made by Shay Assets Management, Inc. ("Adviser"), a company controlled by Rodger D. Shay. The Adviser, which is located at 230 West Monroe Street, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and managed, as of December 31, 2002, approximately $4.8 billion in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.


Advisory Fee Expenses

       The Fund pays an annual advisory fee of 0.15% of average daily net assets.

Portfolio Managers

       The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., President of the Adviser. Mr. Sammons has served as President of the Fund since 1998 and was Vice President from 1985 through 1997. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

DISTRIBUTOR
--------------------------------------------------------------------------------

       Pursuant to the Distribution Agreement, Shay Financial Services, Inc. ("the Distributor"), as the principal distributor of the Class D Shares, directly and through other firms advertises and promotes the Fund. In addition, the Distributor retains BISYS Fund Services Ohio, Inc. and various financial institutions to administer and operate, respectively, sweep programs through which investors may invest in the Class D Shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") which allows the Class D Shares of the Fund to pay the Distributor a fee at an annual rate equal to .60% of the average daily net assets of the Class for the sale and distribution of its shares. Because these fees are paid out of the Class's assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges.

NET ASSET VALUE

       The Fund's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Fund's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost. The Fund's Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Fund will be able to do so.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS THROUGH SWEEP ARRANGEMENTS
--------------------------------------------------------------------------------

       The following information pertains only to investors who establish accounts and invest automatically through cash sweep arrangements offered and operated by participating financial institutions. Clients should also read, sign and retain the Sweep Agreement governing the sweep arrangement at their financial institution, as this agreement contains additional information. Financial institutions may charge additional fees directly to investors for operation of the sweep arrangements.

       For investors who wish to establish accounts and invest other than through such sweep arrangements, the procedures for purchasing and redeeming shares are described in the following section under the heading "Direct Purchases and Redemptions."

Purchases

       Shares of the Fund may be purchased only through cash sweep transactions generated by the Investor's financial institution in their role as operator of the cash sweep arrangement. Establishment of an account requires that certain documents and applications be signed before any cash sweep investments can be processed. Participating financial institutions are responsible for prompt transmission of orders relating to the program, and they may charge for their services.


       The Fund and/or the Distributor reserve the right to reject any purchase order. Purchase orders may be refused if, for example, they are of a size that could disrupt management of the Fund.


Redemptions

       Shares of the Fund may be redeemed only through cash sweep transactions generated by the investor's financial institution in their role as operator of the cash sweep arrangement. Shares may be redeemed on Business Days when the U.S. government and agency securities market is open.

       If making immediate payment of redemption proceeds could adversely affect the Fund, shareholders may be paid up to seven days after receipt of the redemption request.

DIRECT PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

Purchases

       To purchase shares of the Fund, investors may open an account by calling the Distributor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Funds may be made by telephoning the Distributor.

       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which The Bank of New York and the Bond Market (as determined by the Bond Market Association) are both open for business. The Bank of New York is open weekdays and is closed on weekends and certain national holidays.) Payment must be in the form of federal funds. Checks are not accepted. Wire transfer instructions for federal funds should be as follows: Bank of New York, New York, NY, ABA# 021 000 018, Ref: Account Number 8900403195. For purchase of Asset Management Fund, Money Market Fund; From: (Name of Investor); Account Number (Investor's account number with the Fund); $(Amount to be invested).

       A purchase order must be received on a Business Day before 3:00 p.m., New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, of that day.

       A purchase order is considered binding upon the investor. If payment is not timely received, the Fund will hold the investor responsible for any resulting losses or expenses the Fund incurs. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.


       Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Fund, the Adviser or The Bank of New York. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund and/or the Distributor reserve the right to reject any purchase order.


Redemptions


       Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. For redemptions, net asset value is determined twice each Business Day, at 12 p.m. and at 3 p.m., New York City time. If the request is received before 3:00 p.m., New York City time, on a Business Day, the proceeds will normally be wired the same day in federal funds to the shareholder's bank or other account shown on the Fund's records, but in no case later than seven days ("same day settlement"). If the request is received after 3:00 p.m., New York City time, on a Business Day or other day redemptions are permitted, the proceeds will normally be wired the next Business Day.


       A shareholder seeking same day settlement will not receive any dividend declared on the day its redemption request is effected.

WHAT SHARES COST
--------------------------------------------------------------------------------


       D Shares are sold at their net asset value next determined after the purchase order is received. The Fund seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value.") There is no sales charge imposed by the Fund. Net asset value is determined on each Business Day at 3:00 p.m., New York City time for purchase orders. (As used in this Prospectus, the term "Business Day" means any day on which The Bank of New York and the Bond Market (as determined by the Bond Market Association) are both open for business. The Bank of New York is open weekdays and is closed on weekends and certain national holidays.) For purposes of pricing redemption orders, net asset value is determined twice on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").


DIVIDENDS
--------------------------------------------------------------------------------

       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m., New York City time, and are automatically paid in cash and credited to the shareholder's account at the participating financial institution. An investor will receive the dividend declared on the day its purchase order is settled but shareholders seeking same day settlement will not receive the dividend declared on the day its redemption order is effected.

CAPITAL GAINS
--------------------------------------------------------------------------------

       Net capital gains, if any, realized by the Fund are declared and paid once each year and reinvested in shares or, at the shareholder's option, paid in cash.

REDEEMING SHARES

       The Fund redeems shares at its net asset value next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open.

SHAREHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       Besides the Money Market Fund, the Fund has five other portfolios which are offered in a separate prospectus: the Adjustable Rate Mortgage (ARM) Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund. Shares of each Fund represent interests only in the corresponding Fund and having equal voting rights within that Fund. The Money Market Fund is the only portfolio of the Fund that has two classes of shares: the Class I and Class D shares. Shares of each class have equal voting rights within each class and within the Money Market Fund. The Fund's Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of fund or class, shall be voted in the aggregate and not by fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is required by the Investment Company Act of 1940, such requirements as to a separate vote by that fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular fund or class, only shareholders of the affected fund or class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the fund or classes thereof).

TAX INFORMATION
--------------------------------------------------------------------------------

       The Fund has not been required to pay federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of shareholders.

       The Fund intends to distribute all of the net income and any gains of the Fund to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to shareholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Information on the tax status of dividends and distributions is provided annually.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

       The financial highlights table is intended to help you understand the Fund's past financial performance. Certain information reflects financial results for a single Fund share outstanding throughout the year. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement, is included in the Statement of Information, which is available upon request.

MONEY MARKET FUND CLASS D
--------------------------------------------------------------------------------


                                                   YEAR ENDED
                                                  OCTOBER 31,         DECEMBER 19, 1999(A)
                                                2002        2001      TO OCTOBER 31, 2000
                                              --------    --------    --------------------
Net asset value, beginning of year.........   $   1.00    $   1.00          $   1.00
                                              --------    --------          --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................     0.0104      0.0397            0.0466
  Net realized losses from investments.....         --          --                --(b)
                                              --------    --------          --------
     Total from investment operations......     0.0104      0.0397            0.0466
                                              --------    --------          --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income............    (0.0104)    (0.0397)          (0.0466)
                                              --------    --------          --------
Change in net asset value..................         --          --                --
                                              --------    --------          --------
Net asset value, end of year...............   $   1.00    $   1.00          $   1.00
                                              ========    ========          ========
Total return...............................      1.05%       4.04%             4.74%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's).......   $ 15,039    $  8,787          $  3,388
  Ratio of expenses to average net
     assets................................      0.75%       0.75%             0.75%(d)
  Ratio of net investment income to average
     net assets............................      1.04%       3.46%             5.66%(d)
  Ratio of expenses to average net
     assets*...............................      0.86%       0.91%             0.94%(d)
------------------------------------------------------------------------------------------


 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Commencement of operations.

(b) Net realized losses per share was less than $0.00005.

(c) Represents the total return for the period from December 19, 1999 to October 31, 2000.
(d) Annualized.

                                     Notes

SHAREHOLDER REFERENCE INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR AND TRANSFER
AND DIVIDEND AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 N. LaSalle Street
Chicago, Illinois 60601

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

TRUSTEES AND OFFICERS

Rodger D. Shay, Sr.


Trustee and Chairman

Gerald J. Levy


Trustee and Vice Chairman

Richard M. Amis

Trustee

Arthur G. DeRusso
Trustee

David F. Holland

Trustee

William A. McKenna, Jr.


Trustee

Rodger D. Shay, Jr.

Trustee

Edward E. Sammons, Jr.
President

Robert T. Podraza

Vice President and Assistant Treasurer

Trent M. Statczar

Treasurer

Daniel K. Ellenwood
Secretary

Additional information about the Fund may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Fund's investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-942-8090 for more information)

By Internet:
http://www.shayassets.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number:      Asset Management Fund     811-3541

                                    [PICTURE]







[MONEY MARKET FUND LOGO]

                  Asset Management Fund
                  230 West Monroe Street, Chicago, IL 60606 - 1-800-527-3713 -
                  www.shayassets.com

                              ASSET MANAGEMENT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2003


                                MONEY MARKET FUND
                       ADJUSTABLE RATE MORTGAGE (ARM) FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                          U.S. GOVERNMENT MORTGAGE FUND

                 230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606

         The Money Market Fund, the Adjustable Rate Mortgage (ARM) Fund (the "ARM Fund"), the Ultra Short Fund, the Short U.S. Government Fund ("Short U.S. Fund"), the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund (each, a "Fund" and collectively, the "Funds") are each a portfolio of Asset Management Fund (the "Trust"), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust's other series.


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus, dated March 1, 2003 (the "Prospectus"), a copy of which may be obtained from the Trust at 230 W. Monroe St., Chicago, Illinois 60606.



         The financial statements pertaining to these funds which appear in the Trust's 2002 Annual Report to Shareholders are incorporated herein by reference. The Trust's 2002 Annual Report is available, without charge, upon request by calling 1-800-527-3713.

                                TABLE OF CONTENTS


                                                                                                               PAGE
Trust History....................................................................................................1
The Funds' Objectives and Investment Policies....................................................................1
Investment Restrictions.........................................................................................12
Purchase and Redemption of Shares...............................................................................18
Dividends, Distributions, Yield and Total Return Quotations.....................................................19
Management of the Trust.........................................................................................22
Investment Adviser and Administrator............................................................................31
Distributor.....................................................................................................36
Transfer and Dividend Agent.....................................................................................38
Custodian.......................................................................................................38
Determination of Net Asset Value................................................................................38
Taxes    .......................................................................................................39
Fund Transactions...............................................................................................40
Organization and Description of Shares..........................................................................41
Counsel and Independent Accountants.............................................................................42
General Information.............................................................................................42
Financial Statements............................................................................................42
Appendix A.....................................................................................................A-1

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus. The term Mortgage Securities Funds refers to the ARM Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund.

                                  TRUST HISTORY


         Asset Management Fund (the "Trust") is a Delaware statutory trust organized under a Declaration of Trust ("Declaration of Trust") dated July 22, 1999. The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds are diversified.


                  THE FUNDS' OBJECTIVES AND INVESTMENT POLICIES

         Under the policies adopted by the Board of Trustees, permissible investments for the Funds include those described in the Prospectus, together with the following, as long as principal and interest on such investments are not in default:


         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, under which it may acquire a security which it may invest in for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. If the seller defaults in its obligation to repurchase from the Fund the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust's custodian. No Fund will enter into any repurchase agreements maturing in more than 60 days.


         CERTIFICATES OF DEPOSIT. Each Fund other than the Ultra Short Fund may invest in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks. Investment in such deposits may involve somewhat different investment risks from those affecting deposits in United States branches of such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits or the possible adoption of foreign governmental restrictions, such as exchange controls.

         FDIC INSURED INSTITUTIONS. Although each Fund's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Fund may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the Federal Deposit Insurance Corporation. Securities issued by FDIC Insured Institutions are not insured by the FDIC.

         The Money Market Fund will invest in securities issued by an FDIC Insured Institution only if such Institution or a security issued by such Institution (i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or

(ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, are purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of 1940, as amended, or (iii) if rated only by one NRSRO (with such rating in the highest category), the investment is submitted to the Board of Trustees for approval or ratification, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser and, except in the case of a government security, the investment is submitted to the Board of Trustees for approval or ratification.

         The Funds (except the Money Market Fund) will invest in securities issued by an FDIC Insured Institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if no such ratings are available, has comparable quality in the opinion of the Investment Adviser under the general supervision of the Board of Trustees.

         RELATIVE STABILITY OF PRINCIPAL. The Money Market Fund seeks to maintain its net asset value per unit at $1.00 (although there is no assurance that the Money Market Fund will be able to do so on a continuous basis). The net asset value per share of the other Funds fluctuates. It is expected that over the long term the volatility of the other Funds will be low in relation to longer-term bond funds; however, there may be a loss of principal.

         ILLIQUID SECURITIES. Each Fund may invest up to 15% (except that the Money Market Fund is limited to 10%) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid Securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.


         TEMPORARY DEFENSIVE STRATEGIES. For temporary or defensive purposes, a Fund may invest up to 100% of its assets in U.S. debt securities, including taxable securities and short-term money market securities, when the Investment Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

         U.S. GOVERNMENT OR AGENCY SECURITIES. Each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, Freddie Mac, Fannie Mae, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regular-way settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security.

         Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. At the time each Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been issued (or delivered), the Investment Adviser will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations. Each Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. Each Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

         The Ultra Short Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

         INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.


         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         CORPORATE DEBT SECURITIES. The Ultra Short Fund's investments in U.S. dollar-denominated corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. The Ultra Short Fund will not invest in illiquid corporate debt securities or convertible corporate debt securities that are convertible at the election of the issuer. Appendix A to this Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.

         The Ultra Short Fund may purchase unrated securities (which are not rated by a rating agency) if the Investment Adviser determines that the security is of comparable quality to a rated security that the Ultra Short Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a Fund invests in securities, the Fund's success in achieving its investment objective may depend more heavily on the Investment Adviser's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

         MUNICIPAL BONDS. The Ultra Short Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. The Municipal Bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

         Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Municipal Bonds due to changes in the Investment Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Bonds in the same manner.

         HEDGING STRATEGIES. The Ultra Short Fund may, but is not required to, use financial contracts for risk management. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by the Fund will succeed.

         Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

         (i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

         (ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

         (iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

         (iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

         (v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

         Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, the Fund's use of financial contracts may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Ultra Short Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles that do not invest in foreign markets. As a shareholder of an investment company, the Ultra Short Fund may indirectly bear service and other fees that are in addition to the fees the Fund pays its service providers.

         Subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), the Ultra Short Fund may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Ultra Short Fund.

         SHORT SALES. The Ultra Short Fund may make short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund must deliver the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Moreover, the Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the security sold short (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. In addition, the successful use of short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. When making a short sale, the Fund must segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.


         LOANS OF PORTFOLIO SECURITIES. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

MORTGAGE SECURITIES

         MORTGAGE-RELATED SECURITIES. Most Mortgage-Related Securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some Mortgage-Related Securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         Mortgage-Related Securities may be classified into the following principal categories, according to the issuer or guarantor:

                  Government Mortgage-Related Securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). FNMA is a U.S. government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Mortgage-Related Securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

                  Private Mortgage-Related Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related Mortgage-Related Securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private Mortgage-Related Securities purchased by the Mortgage Securities Funds must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to Private Mortgage-Related Securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Mortgage Securities Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.


         Each Mortgage Securities Fund may only invest in Private Mortgage-Related Securities to the extent it observes the investment restrictions and limitations required for such investments under Office of Thrift Supervision ("OTS") Regulations. These investments include "mortgage-related securities" as that term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, subject to any OTS Regulations, and securities offered and sold pursuant to Section 4(5) of the Securities Act of 1933. Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, defines a "mortgage-related security" as one that is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and that either (A) represents ownership of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure, or a residential manufactured home or one or more commercial structures, and that were originated by a savings association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a Federal or state authority or by a mortgage lender approved by the Secretary of Housing and Urban Development, or (B) is secured by one or more promissory notes or other instruments meeting the requirements set forth above that by its terms provides for payments of principal in relation to payments or reasonable projections of payments. Section 4(5) of the Securities Act of 1933 exempts from registration thereunder offers or sales of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure and that were originated by a savings association, savings bank, commercial bank or similar banking institution which is supervised or examined by Federal or state authorities, or mortgage lenders approved by the Department of Housing and Urban Development that sell to such institutions, provided that they are sold in minimum amounts of $250,000 and payment is made within 60 days.

         Commercial Mortgage-Backed Securities, in which only the Ultra Short Fund may invest, include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

         If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.


         ADJUSTABLE RATE MORTGAGE SECURITIES. The adjustable rate feature of the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally will help to reduce sharp changes in each Fund's net asset value in response to normal interest rate fluctuations to the extent that each Fund is invested in ARMS. As the interest rates on the mortgages underlying a Fund's investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.


         In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. As a result, the Mortgage Securities Funds will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.


         The interest rates paid on the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.


         All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Funds. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized and Mortgage Obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") that are Multi-Class Mortgage-Related Securities represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by services. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the services of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

         CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as a REMICs typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Mortgage Securities Funds will not invest in any class with residual characteristics. In addition, each Fund limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one nationally recognized statistical ratings organization, and all CMOs and REMICs must pass the "high risk" tests applicable to the investments of federal credit unions.

         PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

                             INVESTMENT RESTRICTIONS


FUNDAMENTAL POLICIES


         The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under "General Information" in this Statement of Additional Information. In addition to these investment restrictions, the investment objective of each Fund is fundamental and cannot be changed without the approval of that Fund's shareholders.

         All of the Funds (except the Ultra Short Fund) each shall:

         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

         All of the Funds each may not:

         (1) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (2) Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an "underwriter" in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

         (3) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

         The Money Market Fund, Short U.S. Government Fund and U.S. Government Mortgage Fund each may not:

         (1) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

         The Money Market Fund and Short U.S. Government Fund each may not:

         (1) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph.

         (2) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (3) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Ultra Short Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 1/3 of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements, dollar rolls and similar techniques is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         The ARM Fund, Ultra Short Fund, Intermediate Mortgage Fund and U.S. Government Fund each may not:

         (1) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

         The ARM Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made.

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Intermediate Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on investments eligible for purchase by the Fund; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

         The U.S. Government Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on securities in which the Fund may invest; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

NON-FUNDAMENTAL POLICIES


         The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Fund's Board of Trustees without shareholder approval. However, in the event the Fund's Board of Trustees agrees to change a non-fundamental policy, shareholders will be notified in advance of such change.


         The Funds have the following non-fundamental policies:

         All Funds each:

         (1) May not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         All the Funds except the Ultra Short Fund each:

         (1) Limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

         (2) Limit the maturities of bankers' acceptances to ninety days or less, and limit investments in bankers' acceptances to those of FDIC insured institutions.

         (3) May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority.

         (4) Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

         The Money Market Fund and Short U.S. Government Fund each:

         (1) May not invest in reverse repurchase agreements until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         The Ultra Short Fund:

         (1) May not invest in foreign securities that are not U.S. dollar denominated.

         (2) May only invest in liquid corporate debt securities and may not invest more than 30% of its total assets in corporate debt securities. In addition, the Fund may not invest in convertible corporate debt securities that are exercisable at the option of the issuer.

         The Short U.S. Government Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy, requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The ARM Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund each:

         (1) Each Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Fund will not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration, Regulation 703, and each Mortgage Securities Fund limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under current applicable regulations.

         The ARM Fund:

         (1) May not invest in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified.

         (2) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in adjustable rate mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy, requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The Intermediate Mortgage Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy, requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The U.S. Government Mortgage Fund:

         (1) May not invest in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         (3) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy, requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

ADDITIONAL INVESTMENT RESTRICTIONS

         Each Fund may invest in bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 90 days or less and the Fund's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.

                        PURCHASE AND REDEMPTION OF SHARES

         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds' behalf.


         A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor's account in an amount equal to such difference. In addition, the Trust and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund's shares.


         The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings (i.e., New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Fund is not reasonably practicable, or (ii) is not reasonably practicable for the Fund to determine the value of the Fund's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

                         DIVIDENDS, DISTRIBUTIONS, YIELD
                           AND TOTAL RETURN QUOTATIONS

ALL FUNDS EXCEPT THE MONEY MARKET FUND

         Dividends on shares of each Fund are paid monthly on the first Business Day of each month.

         Net investment income of each Fund for dividend purposes (from the time of the immediately preceding determination thereof) will consist of interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, less accrued expenses attributable to the Fund and the general expenses of the Trust prorated on the basis of relative net assets of the Fund in relation to the net assets of the Trust's other funds applicable to that period.

         From time to time the Funds advertise their "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.


         Yield. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.



         For each Fund, the annualized yield shown below was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Fund's net asset value on October 31, 2002. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.



         Average Annual Total Return. The "average annual total return" of a Fund shows what an investment in the Fund would have earned over a specified period of time, assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees.



         The Fund's average annual total return is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. For each Fund, the average annual total return for each period shown below was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

         Any agreement by the Investment Adviser and Distributor to reduce or waive their fees under certain circumstances may cause a Fund's yield and total return to be higher than they otherwise would be. The Distributor is currently waiving all or a portion of its fees for the Money Market Fund Class I Shares, the ARM Fund and the Ultra Short Fund. The Investment Adviser is currently waiving all or a portion of its fees for the ARM Fund, the Ultra Short Fund and the Intermediate Mortgage Fund.



                                                   PERIOD ENDED OCTOBER 31, 2002
                                       --------------------------------------------------------
                                                           AVERAGE ANNUAL TOTAL RETURN
                                                      -----------------------------------------
                                       30 DAY                                      10-YEAR OR
               FUND                     YIELD         1-YEAR         5-YEAR       LIFE OF FUND
               ----                     -----         ------         ------       ------------
ARM.............................         2.99%         3.13%          5.28%           5.40%
Ultra Short.....................         2.50          2.37            N/A*           2.57*
Short U.S. Government...........         3.47          3.98           5.77            5.58
Intermediate Mortgage...........         4.21          4.13           6.30            6.16
U.S. Government Mortgage........         5.04          4.54           6.47            6.46

------------------
* The Ultra Short Fund commenced investment operations on November 14, 2001.



         Average annual total return (after taxes on distributions). A Fund's average annual total returns (after taxes on distributions) is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations, if shorter) that would equate the initial amount invested to the ending value, according to a formula.



         In calculating average annual total returns (after taxes on distributions), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, and (d) all recurring fees charged to all shareholder accounts are included.



                                                PERIOD ENDED OCTOBER 31, 2002
                                        ---------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURN
                                                (AFTER TAXES ON DISTRIBUTIONS)
                                        ---------------------------------------------
                                                                          10-YEAR OR
               FUND                     1-YEAR           5-YEAR          LIFE OF FUND
               ----                     ------           ------          ------------
ARM.............................          1.83%            3.14%             3.23%
Ultra Short.....................          1.25              N/A**            1.25%**
Short U.S. Government...........          2.53             3.64              3.33
Intermediate Mortgage...........          2.35             3.92              3.69
U.S. Government Mortgage........          2.54             3.96              3.71

------------------
** The Ultra Short Fund commenced investment operations on November 14, 2001.



         Average annual total return (after taxes on distributions and redemption). A Fund's average annual total returns (after taxes on distributions and redemption) is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Average annual total return (after taxes on distributions and redemption) is calculated by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods (or for the periods of a Fund's operations, if shorter) that would equate the initial amount invested to the ending value, according to a formula.

         In calculating average annual total returns (after taxes on distributions and redemption), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, (d) all recurring fees charged to all shareholder accounts are included, and (e) capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added.



                                                PERIOD ENDED OCTOBER 31, 2002
                                        ---------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURN
                                        (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)
                                        ---------------------------------------------
                                                                          10-YEAR OR
               FUND                     1-YEAR           5-YEAR          LIFE OF FUND
               ----                     ------           ------          ------------
ARM.............................         1.91%             3.15%             3.24%
Ultra Short.....................         1.45               N/A*             1.45%*
Short U.S. Government...........         2.42              3.55              3.32
Intermediate Mortgage...........         2.50              3.84              3.68
U.S. Government Mortgage........         2.74              3.90              3.76

------------------
* The Ultra Short Fund commenced investment operations on November 14, 2001.


         From time to time, each Fund may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "dividend distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Fund.

MONEY MARKET FUND

         The Money Market Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. In order to effectuate this policy, the Fund may, under certain circumstances, withhold dividends or make distributions from capital or capital gains.

         Net investment income of each Class of the Money Market Fund for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) plus all realized net short-term and long-term gains, if any, on portfolio securities, (iii) less accrued expenses attributable to the Fund and the relevant Class (including the Fund's pro rata share, based on its relative net assets in relation to that of the Short Government Fund for the applicable period, of the fees payable to the Distributor) and the general expenses of the Trust prorated on the basis of relative net assets of the Fund and the Class in relation to the net assets of the other Funds applicable to that period.


         From time to time, each Class of the Money Market Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Any agreement by the Investment Adviser and Distributor to reduce or waive their fees under certain circumstances may cause the Fund's yields to be higher than they otherwise would be.


         The Money Market Fund's seven-day yield and seven-day effective yield, for the period ended October 31, 2002, were 1.48% and 1.49%, respectively for the Class I Shares, and 0.98% and 0.99%, respectively for the Class D Shares. Without fee waivers, the seven-day yield and seven-day effective yield would have been 1.33% and 1.34%, respectively for the Class I Shares, and 0.87% and 0.88%, respectively for the Class D Shares. The seven-day yield was calculated by dividing the aggregate net income per share for dividend purposes (excluding, however, any realized gains or losses) for the seven-day period by the average net asset value per share for such period and multiplying this return by 365/7. The seven-day effective yield was calculated similarly, but, when annualized, all income earned over the seven-day period was assumed to be reinvested.


         From time to time in sales literature, the Money Market Fund may quote a yield for a period either less than or greater than seven days. Any quotation of yield for a period of either less than or greater than seven days will identify the length of and the date of the last day in the base period used in computing that quotation. Any such quotation will also include the seven-day yield and effective yields of the same day.

ALL FUNDS


         From time to time, each Fund's performance may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the investment adviser, distributor and administrator.

TRUSTEES AND OFFICERS


         Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. The Fund complex consists of the six Funds in the Trust and the MSB Fund and the Institutional Investors Capital Appreciation Fund, Inc.

                                   POSITION(S) HELD                                                     NO. OF
                                 WITH FUND, LENGTH       PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND          OF TIME SERVED AND           FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
           -------                  --------------         ----------------------------------          --------
INDEPENDENT TRUSTEES
Richard M. Amis                 Trustee since 1997.     President, First Federal Community Bank            6
(11/1/50)                       Indefinite Term of      since 1984; Director, First Financial
630 Clarksville Street          Office                  Trust Company since 1993; and formerly
Paris, TX  75460                                        Chairman, Texas Savings and Community
                                                        Bankers Association 1997 to 1998.

Arthur G. DeRusso (5/28/21)     Trustee since 1993.     Retired; Chief Executive Officer,                  6
5397 S.E. Major Way             Indefinite Term of      Eastern Financial Federal Credit Union
Stuart, FL  34997               Office                  from 1974 to 1992; Chairman and
                                                        Director, First Credit Union Trust Co.,
                                                        Inc. from 1988 to 1992; President,
                                                        Airline Credit Union Conference in
                                                        1991; and Director, Honor ATM Network,
                                                        Florida from 1985 to 1990.

David F. Holland                Trustee since 1993      Chairman of the Board, Chief Executive             7
(11/3/41)                       and from 1988 to        Officer and President, BostonFed
17 New England Executive Park   1989. Indefinite Term   Bancorp Inc. since 1995; Chairman of
Burlington, MA  01803           of Office               the Board since 1989 and Chief
                                                        Executive Officer since 1986, Boston
                                                        Federal Savings Bank; Chairman of the
                                                        Board, Broadway National Bank since
                                                        1997; Director, Federal Home Loan Bank
                                                        of Boston from 1989 to 1994 and from
                                                        1998 to present; Chairman, America's
                                                        Community Banking Partners, Inc. from
                                                        1995 to 1997; Director, ACB Investment
                                                        Services, Inc. from 1995 to 1997;
                                                        Director, M.S.B. Fund, Inc. since 1997;
                                                        Director, NYCE Corporation from 1995 to
                                                        2001; Director from 1990 to 1995 and
                                                        Chairman from 1993 to 1994, America's
                                                        Community Bankers; member from 1995 to
                                                        1997 and President in 1997, Thrift
                                                        Institution Advisory Council; and
                                                        Director, New England College of
                                                        Finance from 1999 to present.


                                   POSITION(S) HELD                                                     NO. OF
                                 WITH FUND, LENGTH       PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND          OF TIME SERVED AND           FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
           -------                  --------------         ----------------------------------          --------
Gerald J. Levy                  Vice Chairman of the    Chairman since 1984 and Director since             6
(3/31/32)                       Board and Trustee       1963, Guaranty Bank, F.S.B. (from 1959
4000 W. Brown Deer Road         since 1982.             to 1984, he held a series of officer's
Milwaukee, WI  53209            Indefinite Term of      positions, including President);
                                Office                  Chairman, United States League of
                                                        Savings Institutions 1986; Director,
                                                        FISERV, Inc. since 1986; Director,
                                                        Republic Mortgage Insurance Company
                                                        since 1995; Director, Guaranty
                                                        Financial since 1992; Director, Federal
                                                        Asset Disposition Association from 1986
                                                        to 1989; Director and Vice Chairman,
                                                        Federal Home Loan Bank of Chicago from
                                                        1978 to 1982; and member of Advisory
                                                        Committee, Federal Home Loan Mortgage
                                                        Corporation and Federal National
                                                        Mortgage Corporation from 1986 to 1987.

William A. McKenna, Jr.         Trustee since 2002.     Chairman of the Board and Chief                    8
(12/26/36)                      Indefinite Term of      Executive Officer since 1992 and
71-02 Forest Avenue             Office                  President from 1985 to 2001, Ridgewood
Ridgewood, NY 11385                                     Savings Bank; Trustee, The Catholic
                                                        University of America since 2002;
                                                        Trustee, RSI Retirement Trust since
                                                        1998; Trustee, St. Joseph's College
                                                        since 1987; Director, St. Vincent's
                                                        Services since 1986; Director, Boys
                                                        Hope Girls Hope since 1979; Director,
                                                        Calvary Hospital Fund since 2000;
                                                        Second Vice President from 2000 to 2001
                                                        and Director since 1998, M.S.B. Fund,
                                                        Inc.; Director, Institutional Investors
                                                        Capital Appreciation Fund, Inc. since
                                                        1989; and Director, Retirement System
                                                        Group, Inc. since 1998.

                                   POSITION(S) HELD                                                     NO. OF
                                 WITH FUND, LENGTH       PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND          OF TIME SERVED AND           FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
           -------                  --------------         ----------------------------------          --------
INTERESTED TRUSTEES
Rodger D. Shay, Sr.*+           Chairman of the Board   Chairman and Director, Shay Assets                 7
(9/26/36)                       and Trustee since       Management, Inc. since 1997 (President
1000 Brickell Avenue            1993 and Trustee from   and Director from 1990 to 1997);
Miami, FL  33131                1985 to 1990.           Chairman and  Director, Shay Financial
                                Indefinite Term of      Services, Inc. since August 1997
                                Office                  (President and Director from 1990 to
                                                        1997); Chairman and Director, Horizon
                                                        Bank, FSB since 1999; Director from
                                                        1986 to 1991 and President from 1986 to
                                                        1992, U.S. League Securities, Inc.;
                                                        Vice President, Institutional Investors
                                                        Capital Appreciation Fund since 1995;
                                                        Director since 2001 and Vice President
                                                        since 1995, M.S.B. Fund, Inc.;
                                                        Director, First Home Savings Bank,
                                                        S.L.A. from 1990 to 1998; President,
                                                        Bolton Shay and Company and Director
                                                        and officer of its affiliates from 1981
                                                        to 1985; and employed by certain
                                                        subsidiaries of Merrill Lynch & Co.
                                                        from 1955 to 1981 (where he served in
                                                        various executive positions including
                                                        Chairman of the Board, Merrill Lynch
                                                        Government Securities, Inc.; and
                                                        Managing Director, Debt Trading
                                                        Division of Merrill Lynch, Pierce,
                                                        Fenner & Smith Inc.).

Rodger D. Shay, Jr.*+           Trustee since 2002.     President and Chief Executive Officer,             6
(9/16/59)                       Indefinite Term of      Shay Financial Services, Inc. since
1000 Brickell Avenue            Office                  1997; Director, Family Financial Life
Miami, FL 33131                                         Insurance Company since 2000; and
                                                        Director, First Federal Savings and
                                                        Loan of Memphis from 1989 to 1991.



--------
* This Trustee is an "interested person" of the Trust under the Investment Company Act of 1940 because he holds certain positions with the Trust's Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

+ Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Sr., Chairman of the Board of Trustees and Trustee.

                                   POSITION(S) HELD                                                     NO. OF
                                 WITH FUND, LENGTH       PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND          OF TIME SERVED AND           FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
           -------                  --------------         ----------------------------------          --------
Edward E. Sammons, Jr.          President since 1998.   President, Shay Assets Management, Inc.           8
(12/29/39)                      Term of Office          since 1997; Executive Vice President
230 West Monroe Street          Expires 2003            and member of the Managing Board, Shay
Chicago, IL  60606                                      Assets Management Co. from 1990 to
                                                        1997; Executive Vice President and
                                                        member of the Managing Board, Shay
                                                        Financial Services Co. from 1990 to
                                                        1997; Executive Vice President, Shay
                                                        Financial Services, Inc. from 1990 to
                                                        1997; and Vice President and Secretary,
                                                        Institutional Investors Capital
                                                        Appreciation Fund, Inc. and M.S.B.
                                                        Fund, Inc. since 1995.

Robert T. Podraza               Vice President and      Vice President, Shay Investment                   6
(12/21/44)                      Assistant Treasurer     Services, Inc. since 1990; Vice
1000 Brickell Avenue            since 1998.             President and Chief Compliance Officer,
Miami, FL 33131                 Term of Office          Shay Financial Services, Inc. since
                                Expires 2003            1990 and 1997, respectively; Vice
                                                        President and Chief Compliance Officer,
                                                        Shay Assets Management, Inc. since 1990
                                                        and 1997, respectively; Chief
                                                        Compliance Officer, Shay Financial
                                                        Services Co. and Shay Assets Management
                                                        Co. from 1989 to 1997; and Director,
                                                        National Society of Compliance
                                                        Professionals from 1996 to 1999.

Trent M. Statczar               Treasurer since 2002.   Financial Services Director, BISYS                6
(8/31/71)                       Term of Office          Investment Services, since 2000;
3435 Stelzer Road               Expires 2003            Financial Services Manager, BISYS
Columbus, OH  43219                                     Investment Services from 1998 to 2000;
                                                        Financial Services Associate Manager,
                                                        BISYS Investment Services from
                                                        1997 to 1998.

Daniel K. Ellenwood             Secretary since 1998.   Secretary, Asset Management Fund since            6
(5/8/69)                        Term of Office          1998; Operations Manager, Shay Assets
230 West Monroe Street          Expires 2003            Management, Inc. since 1997; Compliance
Chicago, IL  60606                                      Analyst, Shay Financial Services, Inc.
                                                        since 1996; and B.S. in Finance,
                                                        University of Illinois at Chicago, 1996.

                                   POSITION(S) HELD                                                     NO. OF
                                 WITH FUND, LENGTH       PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND          OF TIME SERVED AND           FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
           -------                  --------------         ----------------------------------          --------
Christine A. Cwik               Assistant Secretary     Assistant Secretary, Asset Management             6
(8/11/49)                       since 1999.             Fund since 1999; Executive Secretary,
230 West Monroe Street          Term of Office          Shay Assets Management, Inc. since
Chicago, IL  60606              Expires 2003            1999; and Executive Secretary, Shay
                                                        Investment Services, Inc. from 1997 to
                                                        1999.

Alaina V. Metz                  Assistant Secretary     Chief Administrative Officer, BISYS               8
(4/7/67)                        since 1999 and          Fund Services from 1995 to 2002;
3435 Stelzer Road               Assistant Treasurer     Supervisor, Alliance Capital Management
Columbus, OH  43219             since 2002.             L.P. from 1989 to 1995.
                                Term of Office
                                Expires 2003




         The following table sets forth the compensation earned by trustees from the Trust and the fund complex for the fiscal year ended October 31, 2002:



                                                            PENSION OR             ESTIMATED
                                                            RETIREMENT              ANNUAL
                                    AGGREGATE            BENEFITS ACCRUED          BENEFITS
                                COMPENSATION FROM        AS PART OF TRUST            UPON                TOTAL
          TRUSTEE                   THE TRUST                EXPENSES             RETIREMENT          COMPENSATION
          -------                   ---------                --------             ----------          ------------
INDEPENDENT TRUSTEES
Richard M. Amis                      $17,875                    $0                    $0                 $17,875
Arthur G. DeRusso                     21,375                     0                     0                  21,375
David F. Holland                      20,875                     0                     0                  29,625
Gerald J. Levy                        20,875                     0                     0                  20,875
William A. McKenna, Jr.                4,000                     0                     0                  26,500
INTERESTED TRUSTEES
Rodger D. Shay, Jr.                        0                     0                     0                       0
Rodger D. Shay, Sr.                        0                     0                     0                       0



         Before January 2002, the independent trustees received an annual retainer of $7,500 and a meeting attendance fee of $1,500. Effective January 2002, the annual retainer is $10,000 and the board and committee meeting attendance fee (including telephonic meetings) is $1,500 for independent trustees.



         The Board of Trustees has three standing committees: the Audit Committee, the Nominating Committee and the Credit Union Advisory Committee. The Audit Committee met two times during the Trust's last fiscal year. The Nominating Committee met one time during the Trust's last fiscal year. The Credit Union Advisory Committee met two times during the Trust's last fiscal year.



         The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the auditors. The members of the Audit Committee are David F. Holland, Chair, Richard M. Amis, Gerald J. Levy, and William A. McKenna, Jr.



         The Nominating Committee is responsible for selection and nomination for election or appointment to the Board of the independent trustees. In the event of a vacancy on the Board, the

Nominating Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. Suggestions should be sent in writing to Daniel K. Ellenwood, Secretary, Shay Assets Management, Inc., 230 W. Monroe St., Chicago, IL 60606. The Nominating Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating Committee are Richard M. Amis, Chair, Arthur G. DeRusso, David F. Holland, Gerald J. Levy, and William A. McKenna, Jr.



         The Credit Union Advisory Committee is responsible for making recommendations to the Board regarding how the Trust should be marketed to credit unions in efforts to attract increased investments in the Trust from such institutions. The members of the Credit Union Advisory Committee are Arthur G. DeRusso, Chair, Rodger D. Shay, Sr. and Rodger D. Shay, Jr.



         The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2002:



                                                                      AGGREGATE DOLLAR RANGE OF
                                                                       EQUITY SECURITIES IN ALL
                                                                        REGISTERED INVESTMENT
                                                                    COMPANIES OVERSEEN BY TRUSTEE
                                       DOLLAR RANGE OF EQUITY          IN FAMILY OF INVESTMENT
          NAME OF TRUSTEE              SECURITIES IN THE TRUST                COMPANIES
          ---------------              -----------------------                ---------
INDEPENDENT TRUSTEES
Richard M. Amis....................             None                         $1 - $10,000
Arthur G. DeRusso..................       $10,001 - $50,000               $10,001 - $50,000
David F. Holland...................             None                      $10,001 - $50,000
Gerald J. Levy.....................             None                             None
William A. McKenna, Jr.............             None                        Over $100,000
INTERESTED TRUSTEES
Rodger D. Shay, Jr.................         $1 - $10,000                     $1 - $10,000
Rodger D. Shay, Sr.................             None                      $10,001 - $50,000



         As of February 3, 2003, one trustee had, through the institution he serves as an officer, shared voting and investment power over 673,980.870 shares (1.98%) of the Money Market Fund. Three of the trustees had, through the institutions they serve as officers, shared voting and investment power over 3,515,570.832 shares (0.89%), 387,699.325 shares (0.10%) and 5,875,359.400 shares (1.46%) of the ARM Fund. Three of the trustees had, through the institutions they serve as officers, shared voting and investment power over 1,249,749.750 shares (4.60%), 100,000.000 shares (0.37%) and 2,560,703.752 shares (9.43%) of the Ultra Short Fund.



         The officers and trustees of the Trust as a group directly own less than 1% of the shares of each Fund (including each class of the Money Market
Fund).



         No independent trustees own beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

         The following table provides certain information at February 3, 2003 with respect to persons known to the Trust to be beneficial and record owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Funds:



                                                                                             PERCENT OF FUND'S
                                                                          NUMBER OF             OUTSTANDING
      NAME AND ADDRESS OF BENEFICIAL OWNER               FUND               SHARES             COMMON SHARES
      ------------------------------------               ----               ------             -------------
Enfield Federal Savings & Loan                    Money Market Fund        4,489,649              13.16%
P.O. Box 1279                                       Class I Shares
Attn:  David J. O'Connor - President
Enfield, CT 06083

Mercer Savings Bank                               Money Market Fund        3,147,062               9.23%
P.O. Box 227  T                                     Class I Shares
Celina, OH  45822

Washington Savings Bank                           Money Market Fund        2,985,197               8.75%
P.O. Box 707                                        Class I Shares
Effingham, IL  62401-0707

Liberty Federal Savings Bank                      Money Market Fund        2,784,789               8.16%
P.O. Box 1028                                       Class I Shares
Enid, OK  73702

Community Bank of Tri-County                      Money Market Fund        2,217,828               6.50%
P.O. Box 38                                         Class I Shares
Attn:  David Vaira
Waldorf, MD  20604

BISYS Fund Services Inc.                          Money Market Fund        6,056,585              36.01%
FBO Total Plus Sweep Customers                      Class D Shares
3435 Stelzer Rd
Columbus, OH  43219

Lincoln Federal Savings Bank                      Money Market Fund        4,992,503              29.68%
1121 East Main Street                               Class D Shares
Attn:  John M. Baer, CFO
Plainfield, IN  46168

Community Bank of Tri-County                      Money Market Fund        2,665,174              15.84%
P.O. Box 38                                         Class D Shares
Attn:  David Vaira
Waldorf, MD  20604

Fiserv Securities                                 Money Market Fund        2,251,063              13.38%
2005 Market St.                                     Class D Shares
Attn:  JeanMarie Beukers
Philadelphia, PA  19103

Watertown Savings Bank                             Ultra Short Fund        4,504,257              16.58%
60 Main St.
Watertown, MA  02472

Ridgewood Savings Bank                             Ultra Short Fund        2,560,704               9.43%
71-02 Forest Ave  5th Floor
Ridgewood, NY  11385

                                                                                             PERCENT OF FUND'S
                                                                          NUMBER OF             OUTSTANDING
      NAME AND ADDRESS OF BENEFICIAL OWNER               FUND               SHARES             COMMON SHARES
      ------------------------------------               ----               ------             -------------
Watertown Savings Bank                           Short US Government       1,866,995              11.78%
60 Main St.                                              Fund
Watertown, MA 02472

Franklin Federal Savings and Loan Assn           Short US Government       1,416,422               8.94%
4501 Cox Road                                            Fund
Glen Allen, VA  23060

Canton Institution for Savings                   Short US Government       1,165,366               7.36%
P.O. Box 282                                             Fund
Attn:  John W. Wigmore
Canton, MA  02021

Flushing Savings Bank FSB                        Short US Government         976,028.4             6.16%
144 - 51 Northern Blvd                                   Fund
Flushing, NY  11354

El Dorado Savings Bank                           Short US Government         936,680.8             5.91%
4040 El Dorado Road                                      Fund
Placerville, CA  95667-8238

Sharonview Federal Credit Union                  Short US Government         933,706.8             5.89%
14301-A S Lakes Dr.                                      Fund
Charlotte, NC  28273

First Keystone Federal                           Short US Government         838,095.8             5.29%
22 W. State Street                                       Fund
Attn:  Rose M. DiMarco
Media, PA  19063

First Federal Savings & Loan Assoc               Short US Government         798,457.1             5.04%
Of Lincolnton                                            Fund
320 E. Main St.
Attn:  C.D. Stroup, Jr.
Lincolnton, NC  28092

FirstService Bank                               Intermediate Mortgage      3,072,726              10.06%
152 N. Main Street                                       Fund
Attn:  Elijiah Gray
Doylestown, PA  18901

BankUnited FSB                                  Intermediate Mortgage      2,695,094               8.82%
7815 NW 148th St.                                        Fund
Miami Lakes, FL  33016

PFF Bank and Trust                              Intermediate Mortgage      2,510,460               8.22%
350 S. Garey Ave.                                        Fund
Pomona, CA 91766

Watertown Savings Bank                          Intermediate Mortgage      2,054,983               6.73%
60 Main St.                                              Fund
Watertown, MA  02472

                                                                                             PERCENT OF FUND'S
                                                                          NUMBER OF             OUTSTANDING
      NAME AND ADDRESS OF BENEFICIAL OWNER               FUND               SHARES             COMMON SHARES
      ------------------------------------               ----               ------             -------------
Sharonview Federal Credit Union                 Intermediate Mortgage      2,048,132               6.70%
14301-A S Lakes Dr.                                      Fund
Charlotte, NC  28273

Umbrella Bank FSB                                   US Government          1,945,728              15.44%
5818 S. Archer Road                                 Mortgage Fund
Summit, IL  60501

First Federal Bank FSB                              US Government          1,606,340              12.74%
109 E. Depot                                        Mortgage Fund
P.O. Box 256
Colchester, IL  62326

Skowhegan Savings Bank                              US Government            932,688.3             7.40%
P.O. Box 250                                        Mortgage Fund
Skowhegan, ME  04976

Canton Institution for Savings                      US Government            910,617.2             7.22%
P.O. Box 282                                        Mortgage Fund
Attn:  John W. Wigmore
Canton, MA  02021

Baltimore County Savings Bank                       US Government            745,445.8             5.91%
4111 E. Joppa Road - Suite 300                      Mortgage Fund
Baltimore, MD  21236

Oregon Mutual Insurance Co.                         US Government            735,568               5.84%
P.O. Box 808                                        Mortgage Fund
Attn:  Kelly Marshall
McMinnville, OR  97128

St. Casimirs Savings Bank                           US Government            719,165.4             5.71%
2703 Foster Avenue                                  Mortgage Fund
Baltimore, MD 21224


         BISYS Fund Services Inc., FBO Total Plus Sweep Customers, 3435 Stelzer Rd., Columbus, OH 43219 is the holder of record only of the Money Market Fund Class D shares listed above that are held for the benefit of Total Plus Sweep Customers.

                      INVESTMENT ADVISER AND ADMINISTRATOR


         The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the "Investment Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger D. Shay, Sr., Chairman, and Rodger D. Shay, Jr., the President of Shay Financial Services. As a result of the foregoing, Rodger D. Shay, Sr. and Rodger D. Shay, Jr. are considered interested persons of the Trust.


         The initial term of the Investment Advisory Agreement between the Funds (other than the Ultra Short Fund) and the Investment Adviser (the "Advisory Agreement"), was completed as to each Fund on March 1, 1999, and now continues from year to year thereafter, subject to termination by the Fund or the

Investment Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund or by the Board of Trustees. The initial term of a separate Investment Advisory Agreement between the Ultra Short Fund and the Investment Adviser (the "Ultra Short Advisory Agreement" and together with the Advisory Agreement, the "Advisory Agreements") runs through March 1, 2003, and will continue from year to year thereafter, in the same manner as the Advisory Agreement subject to the continuation provisions described above. The Advisory Agreements must also be approved annually by the vote of a majority of the trustees who are not parties to each Advisory Agreement or "interested persons" of any party thereto. All trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.



         The Advisory Agreements have been approved by a majority of the independent trustees of the Trust. The independent trustees have determined that the terms of the Advisory Agreements are fair and reasonable and that the Advisory Agreements are in the Trust's best interests. At an in-person meeting held on January 22-23, 2003, the independent trustees determined that continuation of the Advisory Agreements will enable the Trust to continue to obtain high quality investment management services at a reasonable cost and is in the best interests of the Trust and its shareholders. The independent trustees noted that the Trust's assets had grown under the Investment Adviser's stewardship. They also positively considered the risk adjusted returns for the Trust. In making such determination, the independent trustees met independently from the interested trustees of the Trust and officers of Shay Assets Management, Inc. The independent trustees also relied upon the assistance of counsel in making their determination.


         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Money Market Fund pays the Investment Adviser a fee, payable monthly, computed as follows with respect to the Money Market
Fund: 0.15% per annum of the average daily net assets of the Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Advisory Agreement) to daily net assets with respect to the Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of the Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Fund. This supplemental waiver agreement may be terminated at any time by the Investment Adviser.


         As compensation for the services rendered by the Investment Adviser under the Ultra Short Advisory Agreement, the Ultra Short Fund pays the Investment Adviser a fee, payable monthly, equal to 0.45% per annum of the average daily net assets of the Fund; provided, however, that the Investment Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. The voluntary waiver may be terminated at any time by the Investment Adviser.


         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the ARM Fund pays the Investment Adviser a fee, payable monthly, based on an annual percentage of the average daily net assets of the Fund as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund. This voluntary waiver agreement may be terminated at any time by the Investment Adviser.


         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, each of the Short Government Fund and the U.S. Government Mortgage Fund pays the Investment Adviser a fee, payable monthly, computed as follows: 0.25% per annum of the average daily net assets of the Fund up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Intermediate Mortgage Fund pays the Investment Adviser a fee, payable monthly at the rate of 0.35% per annum of the average daily net assets of the Fund up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Fund. This voluntary waiver agreement may be terminated at any time by the Investment Adviser.


                                             INVESTMENT ADVISORY FEES PAID (FEES WAIVED)
                                                     FISCAL YEAR ENDED OCTOBER 31
                                    -----------------------------------------------------------
          FUND                               2002                   2001                 2000
          ----                               ----                   ----                 ----
Money Market...................     $      87,808             $    87,684           $    80,235
ARM............................         6,717,820 (5,374,315)   3,320,401             1,859,029
Ultra Short*...................           534,761 (427,382)         N/A*                  N/A*
Short U.S. Government..........           450,870                 262,650               265,092
Intermediate Mortgage..........           541,448 (216,577)       300,851               233,250
U.S. Government Mortgage.......           251,098                 191,218               191,452


                                                  INVESTMENT ADVISORY FEES WAIVED
                                                    FISCAL YEAR ENDED OCTOBER 31
                                    -----------------------------------------------------------
          FUND                               2002                   2001                 2000
          ----                               ----                   ----                 ----
ARM...........................         $5,374,315              $2,656,348           $1,487,231
Ultra Short*..................            427,382                   N/A*                 N/A*
Intermediate Mortgage.........            216,577                 120,340               93,299

------------------
* The Ultra Short Fund commenced investment operations on November 14, 2001.


         The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

         The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser on 90 days' written notice to the Fund.


         The Portfolio Managers of the Investment Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger D. Shay, Sr., Richard Blackburn, Jon P. Denfeld and David Petrosinelli. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Trust, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Trust are shown below following each of their names and business addresses.


RICHARD BLACKBURN
230 West Monroe Street
Chicago, IL  60606

         Senior Vice President of Shay Assets Management, Inc. and Senior Portfolio Manager since 1991. From 1982 to 1991 he was employed by the firm primarily as an account executive and financial consultant. Mr. Blackburn has 34 years of experience in the securities industry. His previous employers include Harris Bank, Chicago; Merrill Lynch; and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

JON P. DENFELD, CFA
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 1996. From 1993 to 1996 he was employed by the Fund's sponsor, Shay Financial Services, Inc., as an Account Executive specializing in financial institutions. Mr. Denfeld's area of expertise is in the government and mortgage securities markets.

         Mr. Denfeld earned a Bachelor of Arts, with a major in Economics, from Fairfield University.




DAVID PETROSINELLI, CFA
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 1999. He was previously Portfolio Manager for the Chicago Public Schools since 1998, where he managed various operating and bond proceed funds and served as Assistant Vice President for an insurance holding company since 1995, where he was portfolio manager for the general fund. Mr. Petrosinelli's primary expertise is in the government and mortgage securities markets.

         Mr. Petrosinelli earned his Bachelor of Science in Finance from Northeastern University in Boston and a Master of Business Administration, cum laude, with concentration in Economics from Loyola University in Chicago.

         The Trust's current administrative agent (the "Administrator") with respect to each Fund is BISYS Fund Services Ohio, Inc. ("BISYS"). Pursuant to the terms of the Administration Agreement (the "Administration Agreement") dated as of August 1, 1999, between the Trust and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Funds' operations other than those assumed by the Investment Adviser, the Distributor, the custodian or the transfer and dividend agent, (ii) providing each Fund with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Funds, (iii) maintenance of each Fund's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Fund, (v) computation of each Fund's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Fund's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Funds are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.

         As compensation for the services rendered by the Administrator under the Administration Agreement, the Trust pays the Administrator a fee, computed daily and payable monthly, with respect to each Fund at the rate of 0.03% per annum of the Fund's net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of net assets; and 0.01% per annum of each Fund's net assets over $2 billion, with a minimum annual fee of $393,200 for all the Trust's six series taken together. If applicable, the minimum fee is allocated among the Trust's six series based on relative average net assets.


                                               ADMINISTRATIVE FEES PAID (FEES WAIVED)
                                                    FISCAL YEAR ENDED OCTOBER 31
                                       ---------------------------------------------------
                FUND                        2002                2001                2000
                ----                        ----                ----                ----
Money Market.....................         $ 17,550            $  17,537          $  16,047
ARM..............................          566,115              398,442            223,089
Ultra Short*.....................     53,330 (10,840)              N/A*               N/A*
Short U.S. Government............           54,091               31,518             31,812
Intermediate Mortgage............           64,972               36,102             27,991
U.S. Government Mortgage.........           30,163               22,946             22,975

------------------
* The Ultra Short Fund commenced investment operations on November 14, 2001.


         The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Investment Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Fund, the fees and expenses of the Trust's custodian and transfer and dividend agent with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, filing fees for the registration or qualification of each Fund's shares under federal or state securities laws, the Fund's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust with respect to the Fund for violation of any law, each Fund's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Fund and regulatory authorities, the Fund's pro rata share of compensation and expenses of the Trust's trustees and officers who are not affiliated with the Investment Adviser, the Administrator, the Distributor or the transfer and dividend agent, and extraordinary expenses incurred by the Trust with respect to each Fund.

                                   DISTRIBUTOR


         Shay Financial Services, Inc. is a registered broker-dealer and the Fund's principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay, Sr., Chairman, and Rodger D. Shay, Jr., President of Shay Financial Services. The Distributor is located at 230 W. Monroe Street, Chicago, Illinois 60606.


         As compensation for distribution services with regard to the Class I Shares of the Money Market Fund and the Short U.S. Fund, the Trust pays the Distributor a fee, payable monthly, with respect to those Funds at the rate of 0.15% per annum of the combined average daily net assets of both Funds up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Funds based on their relative average net assets. As compensation for distribution services with regard to the Class D Shares of the Money Market Fund, the Trust pays the Distributor a fee, payable monthly, with respect to the Class D Shares at the rate of 0.60% per annum of the daily net assets of the Class D Shares.

         As compensation for distribution services, the ARM Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. This voluntary waiver agreement may be terminated at any time by the Distributor.

         As compensation for distribution services with regard to the Ultra Short Fund, it pays the Distributor a fee, payable monthly, with respect to the Fund at the rate of 0.25% per annum of the average daily net assets of the Fund; but the Distributor is currently voluntarily waiving a portion of its fee so that the Fund pays 0.15% of its average daily net assets. The voluntary waiver may be terminated by the Distributor at any time.

         As compensation for distribution services, each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund pays the Distributor a fee, payable monthly, at the rate of 0.15% per annum of the average daily net assets of each Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion.


                                                DISTRIBUTION FEES PAID (FEES WAIVED)*
                                                     FISCAL YEAR ENDED OCTOBER 31
                                  ----------------------------------------------------------------------
             FUND                        2002                    2001                    2000
             ----                        ----                    ----                    ----
Money Market................         $  50,606 (84,276)     $   26,297 ($88,176)     $  3,172 ($80,558)
ARM.........................      4,030,712 (2,687,108)   1,992,251 ($1,328,150)    1,115,427 (743,602)
Ultra Short**...............          320,858 (213,666)          N/A**                   N/A**
Short U.S. Government.......           270,523                  157,591                 159,057
Intermediate Mortgage.......           324,870                  180,512                 139,951
U.S. Government Mortgage....           150,659                  114,731                 114,872

------------------
* The Distributor is currently waiving all or a portion of its fee for the Money Market Fund Class I Shares, the ARM Fund and the Ultra Short Fund. The voluntary waivers may be terminated at any time by the Distributor.
** The Ultra Short Fund commenced investment operations on November 14, 2001.


         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the

Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.


         The Trust has been informed by the Distributor that during its fiscal year ended October 31, 2002, of the fees received by the Distributor with respect to the Funds, the following expenditures were made:



                                                                  EMPLOYEE           STAFF            OTHER
                                                               COMPENSATION &       TRAVEL &      ADMINISTRATIVE
             FUND                 ADVERTISING     PRINTING          COSTS           EXPENSE          EXPENSE
             ----                 -----------     --------          -----           -------          -------
Money Market...................  $    2,175      $     959     $     26,467       $    3,359       $     8,742
ARM............................      99,996         44,076        1,216,867          154,431           401,941
Ultra Short....................       8,159          3,596           99,291           12,601            32,797
Short U.S. Government..........       6,699          2,953           81,523           10,346            26,928
Intermediate Mortgage..........       8,054          3,550           98,009           12,438            32,373
U.S. Government Mortgage.......       3,731          1,645           45,403            5,762            14,997



         Shay Financial Services, Inc., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay, Sr., who is a Trustee and the Chairman of the Board of the Fund, Rodger D. Shay, Jr., who is a Trustee, Edward
E. Sammons Jr., who is President of the Fund, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Fund, and Daniel K. Ellenwood, who is the Secretary of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement.



         The Trust has appointed the Distributor to act as the principal distributor of the Fund's continuous offering of shares pursuant to a Distribution Agreement dated December 8, 1997 between the Trust and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Trust's Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the "disinterested" trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the trustees who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Trust. Although the Distributor's fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another Fund or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a Fund to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.



         The Trust, the Investment Adviser and principal underwriter/distributor have adopted a code of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Trust and employees of the Investment Adviser and principal underwriter/distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           TRANSFER AND DIVIDEND AGENT

         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the transfer and dividend agent for the Funds' shares.

                                    CUSTODIAN


         The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, is the custodian of the Funds' investments.


                        DETERMINATION OF NET ASSET VALUE


         With respect to the Money Market Fund, the Trust relies on an exemptive rule (Rule 2a-7) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Fund's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Trustees has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each shareholder's interest. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 days or less only, and invest only in securities determined by the Board of Trustees to be of eligible quality with minimal credit risks. (See rating requirements under "The Funds' Objectives and Investment Policies--FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.


         The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the price per share of shares of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Trustees, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Investment Adviser has been delegated the authority to determine the market values of the securities held by the Fund through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Trustees.

         The extent of any deviation between the net asset value per share of the Money Market Fund based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.


         For purposes of determining the net asset value per share of each other Fund, investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Fund securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Trustees. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.


                                      TAXES

         The following discussion is not intended to be a full discussion of income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

         Each of the Fund's portfolios is treated as a separate entity for accounting and federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each Fund separately, rather than to the Trust as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each Fund.

         Each Fund qualifies as a regulated investment company under Subchapter M of the Code. In order to so qualify each Fund must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash or cash items, government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the total value of its total assets is invested in the securities of any one issuer (other than government securities); and (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If each Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of the Money Market Fund's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash.

         Dividends of each Fund's (other than the Money Market Fund which is described above) net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long shares of the Fund have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by each Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual shareholders (including long-term capital gain distributions by each Fund) are generally taxed at a maximum rate of 20%.


         For tax purposes at October 31, 2002, the Money Market Fund had a capital loss carryforward of $14,744, which expires in 2008. The Adjustable Rate Mortgage (ARM) Fund had a capital loss carryforward of $16,575,510, of which $4,674,894 expires in 2003, $819,918 expires in 2004, $1,301,928 expires in
2006, $4,959,047 expires in 2007, $1,824,665 expires in 2008, and $2,995,058 expires in 2010. The Ultra Short Fund had a capital loss carryforward of $1,342,312, which expires in 2010. The Short U.S. Government Fund had a capital loss carryforward of $4,269,321, of which, $466,298 expires in 2003, $1,966,811 expires in 2004, $642,561 expires in 2007, and $1,193,651 expires in 2008. The Intermediate Mortgage Fund had a capital loss carryforward of $7,404,939, of which $1,932,691 expires in 2003, $2,314,129 expires in 2004, $817,175 expires in 2007, $2,029,049 expires in 2008, and $311,895 expires in 2010. The U.S.
Government Fund had a capital loss carryforward of $4,146,978, of which $731,254 expires in 2003, $29,820 expires in 2004, $124,825 expires in 2005, $802,809 expires in 2007, $2,276,740 expires in 2008, and $181,530 expires in 2010. All losses are available to offset future realized capital gains, if any.


         Because none of each Fund's income will consist of dividends from domestic corporations, dividends of net investment income as well as distributions of net long-term and short-term capital gains will not qualify for the "dividends received" deduction available to corporate shareholders.

         Gain or loss realized upon a sale or redemption of shares of each Fund by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of shares in each Fund held one year or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

         Any capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

         Each Fund generally will be subject to a 4% nondeductible excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         Dividends and distributions may be subject to state and local taxes.

                                FUND TRANSACTIONS

         Purchases and sales of securities for each Fund usually are principal transactions. Securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.

There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal years ended October 31, 2002, 2001 and 2000, none of the Funds paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Investment Adviser attempts to obtain the best price and execution for portfolio transactions.


         Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of best price and execution.

         Investment decisions for each Fund are made independently from those for the other portfolios or other clients advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

                     ORGANIZATION AND DESCRIPTION OF SHARES

         The Trust consists of an unlimited number of shares of beneficial interest divided into six Funds: the Money Market Fund, the Adjustable Rate Mortgage (ARM) Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, and the U.S. Government Mortgage Fund. Shares of the Money Market Fund are issued in two classes: D shares and I shares. The shares of each Fund represent interests only in the corresponding Fund. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Vedder, Price, Kaufman & Kammholz is legal counsel to the Fund and passes upon the validity of the shares offered by the Prospectus.


         PricewaterhouseCoopers LLP is the Fund's independent accountants. The financial statements of each Fund incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 2002 (see "Financial Statements" below) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.


                               GENERAL INFORMATION

         The Fund sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940
Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 2002 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.


         When the Annual Report to Shareholders and/or the Semi-Annual Report to Shareholders for the Ultra Short Fund becomes available, the Fund will provide the Annual Report and/or the Semi-Annual Report to Shareholders without charge to each person to whom this Statement of Additional Information is delivered.

                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES

         The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

         Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to pay interest and repay principal and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

STANDARD & POOR'S RATING SERVICES

             BOND RATING                     EXPLANATION
             -----------                     -----------
INVESTMENT GRADE

AAA                                          Highest rating; extremely strong
                                             capacity to pay principal and
                                             interest.

AA                                           High quality; very strong capacity
                                             to pay principal and interest.

A Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB Adequate capacity to pay principal and interest, normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

NON-INVESTMENT GRADE

BB, B, CCC, CC, C                            Predominantly speculative with
                                             respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB-lowest
                                             degree of speculation; C-the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.


D                                            In default.

MOODY'S INVESTORS SERVICE, INC.

              BOND RATING                    EXPLANATION
              -----------                    -----------

INVESTMENT GRADE

Aaa                                          Highest quality, smallest degree of
                                             investment risk.

Aa                                           High quality, together with Aaa
                                             bonds, they compose the high-grade
                                             bond group.

A                                            Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.

Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

NON-INVESTMENT GRADE

Ba More uncertain with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

B Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa Poor standing, may be in default, elements of danger with respect to principal or interest payments.

Ca Speculative in a high degree; could be in default or have other marked shortcomings.

C                                            Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

                              ASSET MANAGEMENT FUND

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

                (a)    (1)    Declaration of Trust dated July 22, 1999. (4)/

                       (2)    Certificate of Trust filed July 23, 1999. (4)/

                       (3) Written Instrument Amending the Declaration of Trust dated January 8, 2002. (7)/

                       (4) Written Instrument Amending the Declaration of Trust dated January 17, 2002. (7)/


                (b)    (1)    Amended and Restated By-Laws dated January 8,
                              2002. (7)/


                (c)    Not applicable.

                (d)    (1)    Investment Advisory Agreement dated December 8,
                              1997 between Registrant and Shay Assets
                              Management, Inc. (3)/

                       (2) Form of Assignment of the Investment Advisory Contract dated September 30, 1999. (5)/

                       (3) Investment Advisory Agreement with respect to the Ultra Short Portfolio.*

                (e)    (1)    Distribution Agreement. (2)/

                       (2) Distribution Agreement dated December 8, 1997 between Registrant and Shay Financial Services, Inc. (3)/

                       (3) Form of Assignment of the Distribution Agreement dated September 30, 1999. (5)/

                (f)    Not applicable.

                (g)    (1)    Custody Agreement dated July 30, 1999. (4)/

                       (2) Form of Cash Management and Related Services Agreement between Registrant and the Bank of New York. (4)/

                       (3) Form of Assignment of Custodian Contract dated September 30, 1999. (5)/

                (h)    (1)(A) Transfer Agency Agreement between Registrant and
                              BISYS dated September 13, 1999. (4)/

                       (1)(B) Amended Transfer Agency Agreement between
                              Registrant and BISYS dated July 24, 2002.*

                       (2) Administration Agreement between Registrant and BISYS dated August 1, 1999. (4)/

                       (3)    (A) Fund Accounting Agreement between Registrant
                                  and BISYS dated August 1, 1999. (4)/

                       (4)    (A) Form of Assignment of Fund Accounting
                                  Agreement and Transfer Agency Agreement dated September 30, 1999. (5)/

                       (5) OMNIBUS Fee Agreement between Registrant and BISYS dated August 1, 1999. (4)/

                (i) Opinion and Consent of Vedder, Price, Kaufman & Kammholz dated February 21, 2003.*

                (j) Consent of PricewaterhouseCoopers, LLP dated February 21, 2003.*

                (k)    None.

                (l)    None.

                (m)    (1)    Amended and Restated 12b-1 Plan dated July 22,
                              1999, as amended October 18, 2001. (6)/

                (n)    Multi-Class Plan dated July 22, 1999. (4)/

                (o)    (1)    power of attorney for Richard M. Amis dated
                              October 17, 2002.*

                       (2) power of attorney for Arthur G. DeRusso dated October 17, 2002.*

                       (3) power of attorney for David F. Holland dated October 17, 2002.*

                       (4) power of attorney for Gerald J. Levy dated October 17, 2002.*

                       (5) power of attorney for William A. McKenna, Jr. dated October 17, 2002.*

                       (6) power of attorney for Rodger D. Shay, Sr. dated October 17, 2002.*

                       (7) power of attorney for Rodger D. Shay, Jr. dated October 17, 2002.*

                (p)    (1)    Code of Ethics of the Asset Management Fund,
                              Institutional Investors Capital Appreciation Fund,
                              Inc., M.S.B. Fund, Inc., Shay Assets Management,
                              Inc., and Shay Financial Services, Inc. (5)/


(1)/ Previously filed with Post-Effective Amendment No. 26 on or about February 29, 1996 and incorporated herein by reference.
(2)/ Previously filed with Post-Effective Amendment No. 27 on or about December 30, 1996 and incorporated herein by reference.
(3)/ Previously filed with Post-Effective Amendment No. 28 on or about December 29, 1997.
(4)/ Previously filed with Post-Effective Amendment No. 34 on or about October 22, 1999.
(5)/ Previously filed with Post-Effective Amendment No. 37 on or about December 28, 2000.
(6)/ Previously filed with Post-Effective Amendment No. 39 on or about October 29, 2001.
(7)/ Previously filed with Post-Effective Amendment No. 41 on or about January 29, 2002.

*       Filed as an Exhibit herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 25. INDEMNIFICATION.

         Section 5.2 of the Registrant's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

         The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

         Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant maintains an insurance policy which insures its directors and officers against certain civil liabilities.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Incorporated herein by reference from the Statements of Additional Information relating to the Portfolios are the following: the description of the business of Shay Assets Management, Inc. (the "Adviser") contained in the Section entitled "Investment Adviser and Administrator"; the information concerning the organization of Shay Financial Services, Inc. (the "Distributor") contained in the Section entitled "Distributor"; and the biographical information pertaining to Messrs. Shay, Sr., Shay, Jr., and Sammons contained in the Section entitled "Management of the Trust."

         The Adviser is the investment adviser to three registered investment companies: Institutional Investors Capital Appreciation Fund, Inc., Asset Management Fund and M.S.B. Fund, Inc. In addition, the Adviser serves as the investment adviser to several savings banks located in New York on a non-discretionary basis. To service the foregoing funds and accounts, the Adviser maintains an office in New York City.

         The Adviser is located at 230 West Monroe Street, Chicago, Illinois 60606 and at 1000 Brickell Avenue, Miami, Florida 33131 and also has an office at 200 Park Avenue, New York, New York 10017-5520. The Adviser is a wholly owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is a closely held corporation controlled by Rodger D. Shay, Sr. and Rodger D. Shay, Jr. Shay Financial Services, Inc., the Distributor of the Fund, is also a closely held corporation of SISI.

NAME                                 BUSINESS AND OTHER CONNECTIONS OF BOARD OF
                                     TRUSTEES AND OFFICERS



Rodger D. Shay, Sr.                  Chairman of the Board of Trustees and
                                     Trustee of Asset Management Fund; Chairman and Director of the Adviser and Distributor; Chairman and Director, Horizon
                                     Bank, FSB; Vice President, Institutional
                                     Investors Capital Appreciation Fund, 200
                                     Park Avenue, New York, NY 10166; Director and Vice President, M.S.B. Fund, Inc., 200
                                     Park Avenue, New York, NY 10166.

Rodger D. Shay, Jr.                  Trustee of Asset Management Fund; President
                                     of the Distributor; Director of Family
                                     Financial Life Insurance Company.

Edward E. Sammons, Jr.               President of the Adviser; Vice President
                                     and Secretary, Institutional Investors
                                     Capital Appreciation Fund, Inc., 200 Park
                                     Avenue, New York, New York 10166

ITEM 27. PRINCIPAL UNDERWRITER.

         (a) The Distributor serves as the principal distributor for Institutional Investors Capital Appreciation Fund, Inc., Asset Management Fund and M.S.B. Fund, Inc.

         (b)

                                                             Positions And
                     Name And Principal                         Offices                 Positions And Offices
                      Business Address                      With Underwriter                 With Fund
                      ----------------                      ----------------                 ---------

                    Rodger D. Shay, Sr.                    Chairman & Director         Chairman of the Board of
                    1000 Brickell Avenue                                               Trustees and Trustee
                    Miami, Florida  33131

                    Rodger D. Shay, Jr.                    President and Chief         Trustee
                    1000 Brickell Avenue                   Executive Officer
                    Miami, Florida  33131

                    Edward E. Sammons, Jr.                 Executive Vice              President
                    230 West Monroe Street                 President and
                    Chicago, Illinois  60606               Member of the
                                                           Managing Board

                    Robert T. Podraza                      Vice President and          Vice President
                    1000 Brickell Avenue                   Chief Compliance            and
                    Miami, Florida  33131                  Officer                     Assistant Treasurer

                    Daniel K. Ellenwood                    Compliance Analyst          Secretary
                    230 West Monroe Street
                    Chicago, Illinois  60606


         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         Books and other documents required to be maintained pursuant to Rule 31a-1(b)(4) and (b)(10) are in the physical possession of the Fund's Secretary, 230 West Monroe Street, Chicago, Illinois 60606; accounts, books and other documents required by Rule 31a-1(b)(5) through (7) and (b)(11) and Rule 31a-1(f) are in the physical possession of Shay Assets Management, Inc., 230 West Monroe Street, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

ITEM 29. MANAGEMENT SERVICES.

         Not Applicable.

ITEM 30. UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Asset Management Fund, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 24th day of February, 2003.

                                          ASSET MANAGEMENT FUND

                                          By:  /s/ Edward E. Sammons, Jr.
                                             ----------------------------
                                               Edward E. Sammons, Jr., President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on February 24, 2003 by the following persons in the capacities indicated.

SIGNATURE                                                    TITLE                           DATE
/s/ Rodger D. Shay, Sr.*                        Trustee and Chairman of the Board
-----------------------------------------------
Rodger D Shay, Sr.

/s/ Edward E. Sammons, Jr.                       President (principal executive          February 24, 2003
-----------------------------------------------  officer)
Edward E. Sammons, Jr.

/s/ Richard M. Amis*                             Trustee
-----------------------------------------------
Richard M. Amis

/s/ Arthur G. DeRusso*                           Trustee
-----------------------------------------------
Arthur G. DeRusso

/s/ David F. Holland*                            Trustee
-----------------------------------------------
David F. Holland

/s/ Gerald J. Levy*                              Trustee
-----------------------------------------------
Gerald J. Levy

/s/ William A. McKenna, Jr.*                     Trustee
-----------------------------------------------
William A. McKenna, Jr.

/s/ Rodger D. Shay, Jr.*                         Trustee
-----------------------------------------------
Rodger D. Shay, Jr.

/s/ Trent M. Statczar                            Treasurer (principal financial       February 24, 2003
-----------------------------------------------  and accounting officer)
Trent M. Statczar

/s/ Edward E. Sammons, Jr.
-----------------------------------------------
*Edward E. Sammons, Jr.
Attorney-In-Fact
February 24, 2003


*Original powers of attorney authorizing Rodger D. Shay, Sr., Edward E. Sammons, Jr. and Daniel K. Ellenwood, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibits.

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER              DESCRIPTION
         ------              -----------

           (d)  (3)     Investment Advisory Agreement with respect to the Ultra
                        Short Portfolio.

           (h)  (1)(B)  Amended Transfer Agency Agreement between Registrant and BISYS dated July 24, 2002.

           (i) Opinion and Consent of Vedder, Price, Kaufman & Kammholz dated February 21, 2003.

           (j)          Consent of PricewaterhouseCoopers, LLP dated February
                        21, 2003.

           (o)  (1)     Power of attorney for Richard M. Amis dated October 17,
                        2002.

           (o)  (2)     Power of attorney for Arthur G. DeRusso dated October
                        17, 2002.

           (o)  (3)     Power of attorney for David F. Holland dated October
                        17, 2002.

           (o)  (4)     Power of attorney for Gerald J. Levy dated October 17,
                        2002.

           (o)  (5)     Power of attorney for William A. McKenna, Jr. dated
                        October 17, 2002.

           (o)  (6)     Power of attorney for Rodger D. Shay, Sr. dated October
                        17, 2002.

           (o)  (7)     Power of attorney for Rodger D. Shay, Jr. dated October
                        17, 2002.